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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
NOVAMED, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 22, 2008

Dear Stockholder:

        On behalf of the Board of Directors, I cordially invite you to attend the 2008 Annual Meeting of Stockholders of NovaMed, Inc., to be held at 2:00 p.m. Central Time, on Wednesday, May 21, 2008, at The Drake Hotel, 140 East Walton Place, Chicago, Illinois 60611.

        The attached Notice of Annual Meeting and Proxy Statement describe the election of two directors and a proposal to amend our employee stock purchase plan.

        Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote now, either by telephone or the Internet as provided in the enclosed instructions, or by completing, signing and dating the enclosed proxy card and promptly returning it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

        We look forward to seeing you on May 21, 2008, and encourage you to vote as soon as possible.

Sincerely,

Thomas S. Hall Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2008

To the Stockholders of NovaMed, Inc.:

        The 2008 Annual Meeting of Stockholders of NovaMed, Inc. (the "Company") will be held at 2:00 p.m. Central Time, on Wednesday, May 21, 2008, at The Drake Hotel, 140 East Walton Place, Chicago, Illinois 60611, for the following purposes:

  (1)
  To elect two Class III directors to the Company's Board of Directors;

  (2)
  To approve amendments to the Company's Amended and Restated 1999 Stock Purchase Plan; and

  (3)
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The foregoing items of business are more fully described in the accompanying Proxy Statement.

        The Board of Directors has fixed the close of business on April 7, 2008, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

John W. Lawrence, Jr. Secretary
Chicago, Illinois April 22, 2008

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE NOW, EITHER BY TELEPHONE OR THE INTERNET AS PROVIDED IN THE ENCLOSED INSTRUCTIONS, OR BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

NovaMed, Inc.
980 North Michigan Avenue, Suite 1620
Chicago, Illinois 60611
(312) 664-4100

PROXY STATEMENT

        The accompanying proxy is solicited by the Board of Directors (the "Board of Directors") of NovaMed, Inc., a Delaware corporation (the "Company"), for use at the 2008 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 2:00 p.m. Central Time, Wednesday, May 21, 2008, at The Drake Hotel, 140 East Walton Place, Chicago, Illinois 60611, and any adjournments or postponements thereof. This Proxy Statement and accompanying form of proxy are first being mailed to stockholders on or about April 22, 2008.

        Record Date and Outstanding Shares—The Board of Directors has fixed the close of business on April 7, 2008 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. As of the Record Date, the Company had outstanding 24,604,093 shares of its common stock, par value $.01 per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters to properly come before the Annual Meeting.

        Voting of Proxies—Thomas S. Hall and Scott T. Macomber, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Hall and Macomber are executive officers of the Company and Mr. Hall is also a director of the Company. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting (attendance at the Annual Meeting will not, by itself, revoke a proxy).

        If you are a registered stockholder (i.e,. you hold your NovaMed Common Stock in certificate form), you may vote by mail, telephone or the Internet. To vote by mail, please complete, sign and return the enclosed form of proxy. To vote by telephone or the Internet, follow the instructions attached to your proxy card. If you vote by telephone or the Internet, you will appoint Messrs. Hall and Macomber as your proxies with the same authority as if you had signed and returned the enclosed form of proxy. The deadline for voting by telephone or the Internet is 11:59 p.m., Eastern Time, on Tuesday, May 20, 2008.

        If your shares are held in a stock brokerage account or by a bank or other nominee (sometimes referred to as being held in "street name"), you are considered the beneficial owner of those shares. Your broker, bank or other nominee is considered the stockholder of record of those shares and is forwarding these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not directly vote those shares unless you obtain a signed proxy from the record holder giving you the right to do so. Your broker, bank or other nominee has enclosed or provided a voting instruction card for you to use in directing it how to vote your shares. If you are a beneficial owner of shares and do not provide your broker, as stockholder of record, with voting instructions and the broker does not have discretionary authority to vote on a particular matter, your shares will constitute broker non-votes for that matter.

        Required Vote—The vote of a plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for the Class III directors. Stockholders are not allowed to cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to approve the amendments to the Company's Amended and Restated 1999 Stock Purchase Plan (the "Stock Purchase Plan").

        Quorum; Abstentions and Broker Non-Votes—The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting, and the inspector of elections will determine whether or not a quorum is present. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the vote for directors. Abstentions will be considered present and entitled to vote with respect to adopting the Stock Purchase Plan and will have the same effect as votes "against" such proposal. Broker non-votes will not be considered present and entitled to vote with respect to adopting the Stock Purchase Plan and will have no effect on such proposal.

        Annual Report to Stockholders; Householding—The Company's Annual Report to Stockholders for the year ended December 31, 2007 (the "2007 Annual Report"), containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement. If you and others who share your mailing address own Common Stock in street name, meaning through a bank or brokerage firm or other nominee, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. This practice, known as "householding," is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Proxy Statement and the 2007 Annual Report have been sent to your address. Each stockholder will continue to receive a separate voting instruction form.

        If you would like to revoke your consent to householding and in the future receive your own set of proxy materials or if your household is currently receiving multiple copies of the proxy materials and you would like in the future to receive only a single set of proxy materials at your address, please submit a request to our Secretary in writing addressed to NovaMed, Inc., 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611, or by telephone at (312) 664-4100.

        If you would like an additional copy of the 2007 Annual Report or this Proxy Statement, these documents are available in digital form for download or review by visiting "Financial Reports" and "SEC Filings" on our Investor Relations page at www.novamed.com. Alternatively, we will promptly send a copy to you upon your request to us by mail to Investor Relations, NovaMed, Inc., 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611, or by calling (312) 664-4100.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's Board of Directors currently consists of six directors. Article V of the Company's Certificate of Incorporation provides that the Board of Directors will be divided into three classes, with each class serving for a term of three years. At the Annual Meeting, two Class III directors will be elected for a term of three years expiring at the Company's 2011 Annual Meeting of Stockholders. Both of the nominees are presently serving as directors of the Company. See "Nominees" below.

        The four directors whose terms of office do not expire in 2008 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

        If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a director if elected.

NOMINEES

        The names of the nominees for the office of director, together with certain information concerning the nominees, are set forth below:

Name	Age	Position with Company	Served as Director Since	Current Term Expires
Scott H. Kirk, M.D.	55	Director	1995	2008
Steven V. Napolitano	48	Director	1997	2008

        Dr. Kirk has been a director of the Company since August 1995 and its National Medical Director since May 2002. Dr. Kirk has practiced ophthalmology in the Chicago area since 1982, and is currently practicing in River Forest, Illinois on behalf of Kirk Eye Center, S.C., a professional entity whose eye care professionals had been parties to long-term services agreements with the Company from 1996 to 2002.

        Mr. Napolitano has been a director of the Company since January 1997. Mr. Napolitano is a partner in the law firm of DLA Piper US LLP where he has practiced since September 2007. Mr. Napolitano is the chair of the firm's U.S. private equity group. Prior to joining DLA Piper, Mr. Napolitano was a partner in the law firm of Winston & Strawn LLP. The Company has retained, and continues to retain, DLA Piper as outside legal counsel.

        Mr. Napolitano is not an officer or employee of the Company or its subsidiaries, and he does not have any other relationships with the Company which, in the opinion of the Board of Directors, would interfere with the exercise of his independent judgment in carrying out his responsibilities as a director.

        The Board of Directors recommends that stockholders vote FOR each nominee for election as a Class III director.

OTHER DIRECTORS

        The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified.

Name	Age	Position with Company	Served as Director Since	Current Term Expires
Thomas S. Hall	47	President, Chief Executive Officer and Chairman of the Board of Directors	2005	2009
R. Judd Jessup (1)(2)(3)	60	Director	1998	2009
Robert J. Kelly (1)(2)	63	Lead Director	2004	2010
C.A. Lance Piccolo (1)(2)(3)	67	Director	2000	2010

(1)
Member of Audit Committee.
(2)
Member of Compensation Committee.
(3)
Member of Nominating Committee.

        Mr. Hall has served as President and Chief Executive Officer, and has been a member of our Board of Directors, since November 14, 2005. Mr. Hall was appointed Chairman of the Board on February 21, 2007. From April 2003 to October 2005, Mr. Hall served as President and Chief Operating Officer of Matria Healthcare, Inc., after having joined Matria in October 2002 as Executive Vice President and Chief Operating Officer. Matria provides disease management programs to health plans and employers. From 2000 to 2002, Mr. Hall was President and Chief Executive Officer of TSH & Associates, an independent consulting and management services company. From 1997 to 1999, Mr. Hall held several executive positions that included President of ADP TotalSource, a division of Automated Data Processing, Inc. (ADP). Mr. Hall also served in senior management positions with Riscorp, Inc., an insurance holding company, and USAir Express/Chautauqua Airlines.

        Mr. Jessup has been a director of the Company since November 1998. He is currently a director of CorVel Corporation, an independent nationwide provider of medical cost containment and managed care services. Mr. Jessup most recently served as President of US Labs, a national reference laboratory specializing in cancer testing, from April 2002 until its sale to LabCorp in February 2005. From 1994 to 1996 he served as President of the HMO Division of FHP International Corporation, a diversified health care services company. Mr. Jessup also serves as a director of AccentCare, Inc., Xifin, Inc. and Superior Vision Services, all of which are privately held companies.

        Mr. Kelly has been a director of the Company since April 2004. Mr. Kelly served as Chairman of the Board of Directors from November 2005 until February 2007, at which time he was appointed to his current position of Lead Director. Prior to serving as Chairman of the Board, Mr. Kelly served as the Presiding Director of the Company's Board of Directors from April 2005 to November 2005. Mr. Kelly is an independent consultant providing services to small businesses. From 2000 to 2001, Mr. Kelly served as Executive Vice President and Chief Financial Officer of Celarix, Inc., a company that provides enterprise level solutions for logistics over the Internet. From 1997 to 2000, Mr. Kelly served as Chief Financial Officer of Summit Autonomous, Inc., a manufacturer of excimer lasers that was acquired by Alcon Laboratories, Inc. in 2000. Previously, from 1992 to 1997, Mr. Kelly served as Chief Financial Officer of Bull HN Information Systems, Inc., the U.S. subsidiary of Groupe Bull, an international information technology company based in France.

        Mr. Piccolo has been a director of the Company since November 2000. Mr. Piccolo has been the President and Chief Executive Officer of HealthPic Consultants, Inc., a strategic healthcare consulting firm, since 1997. From November 2004 to November 2006, Mr. Piccolo served as Chairman and Chief Executive Officer of Benchmark Medical, Inc., a provider of outpatient physical rehabilitation services, and he continues to serve as a director. In 1996 Mr. Piccolo served as Chairman and Chief Executive Officer of Caremark International, Inc. Mr. Piccolo also currently serves as a director of Chemtura Corporation, a polymer and specialty products manufacturer, and as a director of CVS/Caremark Corporation, an integrated pharmacy services provider. Mr. Piccolo serves on the Board of Trustees for Lake Forest Hospital.

        Messrs. Jessup, Kelly and Piccolo are not officers or employees of the Company or its subsidiaries, and they do not have any other relationships with the Company which, in the opinion of the Board of Directors, would interfere with the exercise of their independent judgment in carrying out their responsibilities as directors.

        Meetings—During the year ended December 31, 2007, the Board of Directors held eight meetings. Each of the Company's directors attended at least 75% of the aggregate of the total number of board meetings held and the total number of committee meetings on which he served that were held during 2007. Although the Company has no formal policy with respect to director attendance at the Annual Meeting, all of the current directors are expected to attend the Annual Meeting unless prevented from doing so by compelling personal circumstances. All of last year's directors except for Mr. Kelly attended the 2007 Annual Meeting.

        Committees of the Board of Directors—The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee, each comprised entirely of directors who are neither officers or employees of the Company or its subsidiaries nor individuals having any other relationships with the Company which, in the opinion of the Board of Directors, would interfere with the exercise of such director's independent judgment in carrying out their responsibilities as directors. The Board of Directors has adopted a written charter for each of these committees, copies of which are available on our website at www.novamed.com. Messrs. Jessup, Kelly and Piccolo serve as the three members of the Audit Committee and Compensation Committee. Messrs. Jessup and Piccolo serve as the two members of the Nominating Committee.

  Audit Committee

        The Audit Committee generally has the responsibility for assessing processes related to risks and control environment, overseeing financial reporting, evaluating the independent audit process, evaluating internal accounting controls, overseeing the selection of the Company's independent registered public accounting firm, approving audit and permissible non-audit services and reporting to the Board of Directors regarding all of the foregoing. The Audit Committee held six meetings in 2007. The Board of Directors, in its business judgment, has determined that all of the members of the Audit Committee are "independent" under the listing standards of the NASDAQ Global Select Market. The Board of Directors has determined that Mr. Kelly is an "audit committee financial expert" as defined under the rules of the Securities and Exchange Commission. Also see "Report of the Audit Committee of the Board of Directors."

  Compensation Committee

        The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards relating to the determination of executive and key employee compensation, reviewing the Company's executive compensation policies, recommending to the Board of Directors compensation for the Company's executive officers, and reporting to the Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the Company's stock incentive plans and executive incentive compensation plan, which includes determining the amount of the awards to be provided thereunder to the Company's executive officers and key employees and reporting to the Board of Directors regarding the foregoing. The Compensation Committee held one meeting in 2007. See "Compensation Discussion and Analysis."

        From time to time the Committee may delegate authority to fulfill various functions of administering the Company's plans to employees of the Company. Specifically, the Committee has delegated limited authority under its stock incentive plans to our principal executive officer to grant stock options to non-executive officer employees provided that no grant may exceed 10,000 shares. In addition, our principal executive officer makes various recommendations to the Compensation Committee regarding the amount and form of compensation for other executives of the Company, including the other named executive officers.

        In addition, the Committee has authority to engage the services of outside advisers to assist the Committee. To date, the Committee has not engaged an independent compensation-consulting firm.

  Nominating Committee

        The Nominating Committee generally has the responsibility for periodically reviewing the composition and structure of the Board so that the proper skills and experience are represented, identifying, recruiting and recommending candidates for election to the Board of Directors, recommending to the Board of Directors the membership of the various committees of the Board of Directors and reviewing the compensation of the directors and making recommendations to the Board of Directors regarding such compensation. The Nominating Committee has the authority to hire and pay consultants or search firms to assist in the process of identifying and evaluating candidates for the Board of Directors. Except for the Company's search for a new President and Chief Executive Officer, which resulted in the appointment of Mr. Hall to these positions in November 2005 and his election to the Board of Directors, no such consultants or search firms have been used by the Nominating Committee to locate potential directors and, accordingly, no fees have been paid to consultants or search firms. The Board of Directors, in its business judgment, has determined that all of the members of the Nominating Committee are "independent" under the listing standards of the NASDAQ Global Select Market. The Nominating Committee did not hold any meetings in 2007.

        The Nominating Committee will consider candidates for the Board from any reasonable source, including stockholder recommendations that are tendered in accordance with the Company's By-laws. In nominating directors, the Nominating Committee considers a variety of factors, including whether an individual has experience as a senior executive of a company in the healthcare industry or at a public corporation, experience in the management or leadership of a substantial business enterprise or such other professional experience as the Board determines will qualify an individual for service on the Board. The Board also strives to achieve an effective balance and range of experience and expertise, including operational and financial expertise. In considering candidates for the Board, the Nominating Committee will evaluate the entirety of each candidate's credentials. There are no specific minimum qualifications that must be met by a potential nominee. Stockholders who wish to nominate an individual for election as a director at an annual meeting of stockholders must comply with the provisions in the Company's By-laws regarding stockholder nominations. Generally, stockholder nominations must be made in writing and delivered or mailed to the Secretary of NovaMed, Inc. not less than 45 days nor more than 75 days prior to the first anniversary of the date on which the proxy statement for the preceding year's annual meeting of stockholders was mailed. Each stockholder nomination must contain the following information: (a) the name and address of each proposed nominee, all information relating to such person as would be required to be disclosed in solicitation of proxies for the election of the nominee pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended; (b) the nominee's written consent to serve as a director if elected; (c) the name and address of the nominating stockholder; (d) the number of shares of Common Stock that are owned and of record by such stockholder; and (e) whether such stockholder intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of shares of Common Stock to elect such nominee or nominees. Nominations for the 2009 Annual Meeting must be received no earlier than February 6, 2009 and no later than March 8, 2009. Nominations not made in accordance with all of the requirements contained in the Company's By-laws will be disregarded. The

Company does not have any other procedures for stockholders to submit nominees directly to the Board of Directors.

        Stockholder Communications with Directors—Stockholders wishing to contact any member (or all members) of the Board of Directors, any committee of the Board, or any chair of any such committee may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual directors or group or committee of directors. All such correspondences should be sent to 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611. Stockholder communications to directors will first be opened by the Secretary's office for the purpose of determining whether the contents represent a message to our directors before being forwarded to the addressee. In addition, the Secretary's office will make, if necessary, sufficient copies of the contents to be forwarded to each director who is a member of the group or committee to which the communication is addressed. However, certain kinds of information, such as materials in the nature of advertising, promotions of a product or service and patently offensive material will not be forwarded to our directors.

        Code of Ethics—The Board of Directors has adopted a compliance plan for the Company that includes a code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company will furnish a copy of its compliance plan to any person, without charge, upon written request to the Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table contains information regarding the beneficial ownership of the Common Stock as of March 30, 2008 (except as specified below), by:

  •
  each person or group of affiliated persons known by us to beneficially own more than 5% of the outstanding shares of the Common Stock;

  •
  each of the Company's directors;

  •
  each of the Company's named executive officers; and

  •
  all of the Company's directors and named executive officers as a group.

        Unless otherwise indicated below the persons in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

Name and Address (1)	Number of Shares	Percent of Shares
Five Percent Stockholders:
Kent A. Kirk, M.D. (2) c/o Kirk Eye Center, S.C. 7427 Lake Street River Forest, Illinois 60305	1,456,422	5.92%
Wellington Management Company, LLP (3) 75 State Street Boston, Massachusetts 02109	3,396,000	13.81%
Great Point Partners, LLC (4) 165 Mason Street, 3rd Floor Greenwich, Connecticut 06830	1,350,000	5.49%
Geneva Investment Management of Chicago, LLC (5) 181 West Madison Street, Suite 3575 Chicago, Illinois 60611	1,257,760	5.12%
Directors and Officers:
Thomas S. Hall (6)	499,442	2.01%
Jack M. Clark, Jr. (7)	1,932	*
Scott T. Macomber (8)	558,381	2.23%
Scott H. Kirk, M.D. (9)	1,530,866	6.19%
R. Judd Jessup (10)	310,432	1.26%
Steven V. Napolitano (11)	193,874	*
C.A. Lance Piccolo (12)	243,874	*
Robert J. Kelly (13)	132,257	*
All Executive Officers and Directors As a Group:
(8 people) (14)	3,471,058	13.33%

*
Less than 1%
(1)
Unless otherwise indicated, the address of the beneficial owners is c/o NovaMed, Inc., 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611.
(2)
Information presented is based on an amended report on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008 and the subsequent transactions of which the Company is aware. The shares for which Dr. Kent Kirk has beneficial ownership are comprised of (i) 770,182 shares held directly by Kent Kirk Family LLC, of which Dr. Kent Kirk is the manager and a member, (ii) 633,435 shares held directly by Kirk Eye Center, S.C., of which Dr. Kent Kirk is an officer, director and 50% shareholder and (iii) 52,805 shares held directly by Dr. Kent Kirk. Accordingly, Dr. Kent Kirk has sole dispositive and voting power with respect to 52,805 shares of Common Stock and shared dispositive and voting power with respect to 1,403,617 shares of Common Stock.

(3)
Information presented is based on an amended report on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008 (the "Wellington Schedule 13G"). The Wellington Schedule 13G indicates that Wellington Management Company, LLP ("Wellington Management"), in its capacity as an investment advisor, may be deemed to beneficially own 3,396,000 shares of Common Stock which are held of record by its clients. Wellington Management has shared dispositive power with respect to 3,396,000 shares of Common Stock and shared voting power with respect to 2,445,000 shares of Common Stock.
(4)
Information presented is based on an amended report on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008 (the "Great Point Schedule 13G"). The shares for which Great Point Partners, LLC ("Great Point") has beneficial ownership are comprised of (i) 729,001 shares held directly by Biomedical Value Fund, L.P. (the "BV Fund"), of which Great Point is the investment manager and (ii) 620,999 shares held directly by Biomedical Offshore Value Fund, Ltd. (the "BOV Fund"), of which Great Point is the investment manager. The Great Point Schedule 13G further indicates that each of Dr. Jeffrey R. Jay, M.D., as senior managing member of Great Point, and David Kroin, as special managing member of Great Point, has voting and investment power with respect to the shares held by both the BV Fund and BOV Fund, and therefore may be deemed to be the beneficial owner of these shares.
(5)
Information presented is based on a Schedule 13G filed with the Securities and Exchange Commission on April 1, 2008 (the "Geneva Schedule 13G"). The Geneva Schedule 13G indicates that Geneva Investment Management of Chicago, LLC ("Geneva"), in its capacity as an investment advisor, may be deemed to beneficially own 1,257,760 shares of Common Stock which have been acquired on behalf of its clients. Geneva has sole voting and dispositive power with respect to these shares.
(6)
Includes 104,167 restricted shares of Common Stock and 281,250 options which are exercisable within 60 days of March 30, 2008.
(7)
As of December 17, 2007, Mr. Clark was no longer employed by the Company. Information presented is based on information provided to us by Mr. Clark and reflects his ownership of Common Stock as of March 30, 2008.
(8)
Includes 10,939 restricted shares of Common Stock and 507,186 options which are exercisable within 60 days of March 30, 2008.
(9)
Information presented is based on an amended report on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008. The shares for which Dr. Scott Kirk has beneficial ownership are comprised of (i) 695,360 shares held directly by Scott Kirk Family LLC, of which Dr. Scott Kirk is the manager and a member, (ii) 633,435 shares held directly by Kirk Eye Center, S.C., of which Dr. Scott Kirk is an officer, director and 50% shareholder, (iii) 52,197 shares held directly by Dr. Scott Kirk; (iv) 3,000 restricted shares of Common Stock; and (v) 146,874 options which are exercisable within 60 days of March 30, 2008. Accordingly, Dr. Scott Kirk has sole dispositive and voting power with respect to 201,071 shares of Common Stock and shared dispositive and voting power with respect to 1,329,795 shares of Common Stock.
(10)
Includes 106,358 shares of Common Stock which are held by R. Judd Jessup and Charlene Lynne Jessup, as Trustees for the R. Judd Jessup and Charlene Lynne Jessup Living Trust u/a/d May 6, 1991. Includes 1,600 shares held by Mr. Jessup's family members. Mr. Jessup disclaims beneficial ownership of all 1,600 of these shares except to the extent of his pecuniary interest therein. Also includes 3,000 restricted shares of Common Stock and 121,874 options which are exercisable within 60 days of March 30, 2008.
(11)
Includes 3,000 restricted shares of Common Stock and 46,874 options which are exercisable within 60 days of March 30, 2008.
(12)
Includes 3,000 restricted shares of Common Stock and 221,874 options which are exercisable within 60 days of March 30, 2008.
(13)
Includes 3,000 restricted shares of Common Stock and 123,957 options which are exercisable within 60 days of March 30, 2008.
(14)
Includes 130,106 restricted shares of Common Stock and 1,449,889 options which are exercisable within 60 days of March 30, 2008.

EXECUTIVE OFFICERS

        The table below identifies an executive officer of the Company who is not identified in the tables entitled "Election of Directors—Nominees" or "—Other Directors."

Name	Age	Position
Scott T. Macomber	53	Executive Vice President and Chief Financial Officer

        Mr. Macomber has served as Executive Vice President and Chief Financial Officer of the Company since October 2001. From January 2000 to October 2001, Mr. Macomber was Senior Vice President and Chief Financial Officer of Extended Care Information Network, Inc., a health care information technology company located in Northbrook, Illinois. In 1999, Mr. Macomber served as Executive Vice President and Chief Financial Officer of PeopleServe, Inc., a privately held health care services provider located in Dublin, Ohio. From before its initial public offering in 1992 through 1998, Mr. Macomber served as Senior Vice President and Chief Financial Officer of Vitalink Pharmacy Services, Inc., an institutional pharmacy provider located in Naperville, Illinois. Mr. Macomber also spent 12 years in various financial, acquisition and development positions at Manor Care, Inc., one of the largest long-term care providers in the industry. Mr. Macomber received his B.A. degree from the University of Vermont and M.B.A. from the University of Michigan.

        Subject to the terms of their employment agreements, the executive officers serve at the discretion of the Board of Directors. Each of the executive officers has an employment agreement with the Company. See "Executive Compensation—Employment Agreements."

        Section 16(a) Beneficial Ownership Reporting Compliance—Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that, during 2007, all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such reporting persons, except that Jack M. Clark, Jr. failed to file a timely Form 4 in connection with the forfeiture of his unvested restricted stock awards in connection with his employment with the Company terminating on December 17, 2007. This transaction was reported one day late on a Form 4 filed by this reporting person on December 20, 2007.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

OVERVIEW

        This Compensation Discussion describes the material elements of compensation awarded to, earned by, or paid to each of our executive officers who served as named executive officers (as defined on page 18) during the last completed fiscal year. This Compensation Discussion focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year, but we also describe compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of our executive compensation program. The Compensation Committee of the Board of Directors (the "Committee") oversees the design and administration of our executive compensation program in accordance with the processes and procedures discussed in the Corporate Governance section of this proxy statement.

        The principal elements of our executive compensation program are base salary, annual cash incentives, long-term equity incentives in the form of stock options and restricted stock, other benefits and perquisites, and a change in control severance policy. Our other benefits and perquisites consist of health, disability and life insurance benefits and a qualified 401(k) savings plan.

PROGRAM OBJECTIVES AND REWARD PHILOSOPHY

        In General—The objectives of our compensation programs are to (1) attract, motivate and retain talented and dedicated executive officers, (2) provide executive officers with both cash and equity incentives to further the interests of the Company and its stockholders, and (3) compensate executive officers at levels comparable to those of executive officers at comparable companies. Generally, the annual cash compensation of the Company's executive officers is composed of a base salary and an annual incentive compensation award. In setting base salaries, the Committee generally reviews the individual contributions of the particular executive. The annual incentive compensation award is based upon the Company's executive incentive compensation plan. In addition, stock options and restricted stock awards are granted to provide the opportunity for long-term compensation based upon the performance of the Common Stock over time.

        Competitive Market—We do not have an explicitly defined peer group for purposes of benchmarking executive compensation because it is difficult to find a reasonable number of publicly traded companies that are comparable in terms of company size and business type. Nevertheless, we periodically verify the reasonableness of the survey information used for our named executive officers by compiling proxy statement compensation information from our competitors, namely United Surgical Partners International, Inc., Symbion, Inc. and AmSurg Corp. We also assessed the competitive market for executive talent in our industry with the assistance of a national executive search firm in providing a competitive employment and compensation package for Mr. Hall in connection with his hiring in 2005.

        Compensation Process—For the named executive officers other than the principal executive officer, the Committee reviews and approves all elements of compensation taking into consideration recommendations from our principal executive officer, as well as competitive market guidance provided by our human resources staff which consist of reports generated by a subscription compensation database service detailing compensation data for comparably sized health care companies with offices in Chicago, Illinois. Other than salary and equity awards for 2006 and 2007, which are set by his employment contract, the Committee reviews and approves all elements of compensation for our principal executive officer taking into consideration the Committee's performance assessment of the principal executive officer, and competitive market guidance provided by our human resources staff. Recommendations with respect to the compensation of our principal executive officer are not shared with our principal executive officer during this process.

        Regulatory Considerations—Under Section 162(m) of the Internal Revenue Code, we may not deduct certain forms of compensation in excess of $1 million paid to our chief executive officer or any of the executive officers named in the Summary Compensation Table, excluding the chief financial officer. Certain performance-based compensation is specifically exempt from the deduction limit. The Committee considers the deduction limit imposed by Section 162(m) when designing annual and long-term compensation programs and approving payouts under these programs. Nevertheless, the Committee may administer the programs in a manner that does not satisfy the requirements of Section 162(m) to achieve a result determined to be in the Company's best interest. While the tax treatment of compensation is important, the primary factor influencing program design is the support of business objectives. Consequently, the Committee reserves the right to approve, and in some cases has approved, non-deductible compensation if the Committee believes it is in the Company's best interest.

BASE SALARIES

        In General—We provide the opportunity for our named executive officers and other executives to earn a market competitive annual base salary. We provide this opportunity to attract and retain an appropriate caliber of talent for the position, to recognize that similar base salary rates are almost universally provided at other companies that we compete with for talent, and to provide a base wage that is not subject to Company performance risk. We review base salaries for the named executive officers and other executives annually in February effective for the current fiscal year, and increases are based on changes in our competitive market and the performance of the individual and the Company.

        Salary Increases—The Committee establishes base salaries each year for the named executive officers based on general market salary increases, salary data from comparable companies and individual performance. At its February 2007 meeting, the Committee increased Mr. Hall's salary from $500,000 to $535,000, a 7.0% increase. This increase was based on Mr. Hall's performance in 2006 as well as an increase in responsibilities due to assuming the position of Chairman of the Board. At this meeting, the Committee also approved salary increases for Mr. Clark and Mr. Macomber of 5.0% and 4.5%, respectively, based on general market salary increases for executives of 3.9% and individual performance. At its February 2008 meeting, the Committee increased Mr. Hall's salary from $535,000 to $553,725, a 3.5% increase. This percentage increase was consistent with Mr. Macomber's salary increase of 3.6%. These salary increases were in line with the merit increases to salaries budgeted for all of the Company's employees. Mr. Clark was no longer employed by the Company as of December 17, 2007.

ANNUAL CASH INCENTIVES

        In General—We provide the opportunity for our named executive officers and other executives to earn a market competitive annual cash incentive award. We provide this opportunity to attract and retain an appropriate caliber of talent for the position, to recognize that similar annual cash incentive awards are almost universally provided at other companies that we compete with for talent, and to motivate executives to achieve our annual business goals. We review annual cash incentive awards for the named executive officers and other executives annually in February to determine award payments for the last completed fiscal year, as well as to establish award opportunities for the current fiscal year. These annual cash incentive awards are administered under our Executive Incentive Compensation Plan (the "Bonus Plan").

        Target Award Opportunities—Under the Bonus Plan, we establish annual target award opportunities expressed as a percentage of base salary paid during the fiscal year, and threshold award goals expressed as a percentage of the target award. The 2007 Bonus Plan required a minimum threshold performance equal to 85% of the target performance in order for a participant to be eligible for a cash incentive award. The amount of the cash incentive award would then vary depending on the actual results relative to the target performance. For the last completed and current fiscal years, annual cash incentive opportunities for the named executive officers are summarized below:

Annual Cash Incentive Award Opportunity
		Threshold Performance			Target Performance			Maximum Performance (1)
		% Target		$ Amount	% Salary		$ Amount	$ Amount
Thomas S. Hall	FY 2007 FY 2008	30 30	% %	$78,938 82,357	50 50	% %	$263,125 274,522	$1,500,000 1,500,000
Scott T. Macomber	FY 2007 FY 2008	30 30	% %	$29,085 30,183	35 35	% %	$96,950 100,625	$1,500,000 1,500,000
Jack M. Clark, Jr. (2)	FY 2007 FY 2008	30 —%		$29,413 —	35 —%		$98,044 —	$1,500,000 —

(1)
The Bonus Plan is subject to a maximum payout of $1,500,000 per participant.
(2)
As of December 17, 2007, Mr. Clark was no longer employed by the Company.

        Performance Measures—Under the Bonus Plan, we use overall corporate performance measures for our principal executive and financial officers, and for our other named executive officers, a mix of overall corporate and business unit performance measures to assure that executives have a reasonable measure of control over the factors that affect their awards. This performance measure mix varies by executive position. For the last completed and current fiscal years, the performance measure mix for the named executive officers is summarized below:

Performance Measure Mix
		Overall Corporate		Business Unit
Thomas S. Hall	FY 2007 FY 2008	100 100	% %	0 0	% %
Scott T. Macomber	FY 2007 FY 2008	100 100	% %	0 0	% %
Jack M. Clark, Jr. (1)	FY 2007 FY 2008	43 —%		57 —%

    (1)
    As of December 17, 2007, Mr. Clark was no longer employed by the Company.

        Overall Corporate Performance Goals—Under the Bonus Plan, overall corporate performance is based on diluted earnings per share goals. In establishing the specific target for the year, we take into consideration a variety of factors including: prior year results, growth expectations, expected reimbursement changes and changes in accounting rules that would impact earnings.

        At its February 2007 meeting, the Committee set a target diluted earnings per share goal of $0.29 for fiscal year 2007, excluding the impact of gains and losses from the sale of minority interests. The 2007 Bonus Plan required a minimum threshold performance equal to 85% of this target, or $0.247, before the participants were eligible to receive a bonus. The Bonus Plan has a bonus limit of $1,500,000 per participant.

        Business Unit Performance Goals—Under the Bonus Plan, business unit performance is based on operating income goals. In establishing the specific target for the year, we take into consideration a variety of factors including: prior year results, growth expectations, expected reimbursement changes and changes in accounting rules that would impact operating income.

        At its February 2007 meeting, the Committee set an operating income from continuing operations target for Mr. Clark of approximately $47,909,000. This target was decreased to $45,654,000 in late 2007 following the decision to discontinue the operations of three ASCs. The 2007 Bonus Plan required a minimum threshold performance equal to 85% of this target, or $38,806,000, before Mr. Clark was eligible to receive a bonus.

        Discretionary Adjustments—Under the Bonus Plan, we may make adjustments to our overall corporate and business unit performance goals and our actual performance results that may cause differences between the numbers used for our performance goals and the numbers reported in our financial statements. These adjustments may exclude all or a portion of both the positive or negative effect of external events that are outside the control of our executives, such as natural disasters, litigation, or regulatory changes in accounting or taxation standards. These adjustments may also exclude all or a portion of both the positive or negative effect of unusual or significant strategic events that are within the control of our executives but that are undertaken with an expectation of improving the long-term financial performance of our Company, such as restructurings, acquisitions, or divestitures. For the last completed fiscal year, we made adjustments to our business unit performance goals as described above and we made the following adjustments to our actual performance results:

	Overall Corporate (diluted EPS)	Business Unit
As reported	$(0.222)	$36,678,000
Loss on disposal of discontinued operations	0.446	—
Severance Expense	0.008	—
Gain on sale of minority interests	(0.002)	—

Used for Bonus Plan	$0.230	$36,678,000

        The Committee reviews and approves all adjustments to our overall corporate and business unit performance goals and our actual performance results.

        Actual Award Payments—Based on the above discussion, award payments to our named executive officers for the last completed fiscal year are summarized below:

	Annual Cash Incentive Award Payments for the Last Completed Fiscal Year
	$ Amount	% Target
Thomas S. Hall	$0	79%
Scott T. Macomber	$0	79%
Jack M. Clark, Jr. (1)	$0	79.6%

    (1)
    As of December 17, 2007, Mr. Clark was no longer employed by the Company.

LONG-TERM EQUITY INCENTIVES

        In General—We provide the opportunity for our named executive officers and other executives to earn a market competitive long-term equity incentive award. We provide this opportunity to attract and retain an appropriate caliber of talent for the position, to recognize that similar long-term equity incentives are almost universally provided at other companies that we compete with for talent, and to motivate executives to make decisions that focus on the long-term growth of our Company and thus increase stockholder value. We review long-term equity incentives for our named executive officers and other executives annually. We began awarding a combination of restricted stock and stock options as our equity awards in 2006 instead of solely awarding stock options as we had in prior years. While we believe that awards of stock options create proper incentives for our executives, we also began awarding restricted stock because it results in less dilution to existing stockholders than stock options of equivalent value and because restricted stock arguably retains incentive value during stock price fluctuations when stock options may have no realizable value. We believe a combination of restricted stock and stock option awards strikes a proper balance to motivate and reward our executives.

        In determining the amount of the individual stock option and restricted stock grants, the Committee considers a variety of factors including position, individual responsibilities and performance, and potential for future contribution. As a result, the amount of the annual grants is generally greater for the most senior executive officers, who have higher levels of responsibility. In considering the mix between stock options and restricted stock grants for the fiscal 2007 grants, the Committee determined that at least 50% of the value of the annual grant should be in the form of stock options, so that there will be no cash benefit to the recipient if the Company's stock price does not exceed the grant price during the option's term. The Committee has also determined that one share of restricted stock is equivalent to between two to three shares granted through a stock option and for the fiscal 2007 grants, adopted the ratio of one for three.

        In February 2007, the Committee made an annual grant of stock options and restricted stock to our named executive officers, excluding Mr. Hall. The Committee granted each of Mr. Macomber and Mr. Clark a stock option for 25,000 shares and a restricted stock award of 8,333 shares. The Committee also granted Mr. Hall a stock option for 250,000 shares on February 21, 2007 pursuant to the terms of his employment agreement, which provided that Mr. Hall be granted options to acquire up to 250,000 shares of common stock in 2007 based on performance criteria jointly established by the Committee and Mr. Hall in 2006. This performance criteria was based upon the Company attaining earnings per share in fiscal 2006 at or above the 2006 budgeted earnings per share amount, or if budget was not achieved, a review by the Committee of the Company's performance relative to its 2006 budget, along with certain other criteria, including acquisitions, to determine the amount of the 2007 award. While the Company only achieved 98% of the targeted earnings per share amount in 2006, the Committee awarded Mr. Hall the entire targeted amount, or options to acquire 250,000 shares, based on Mr. Hall's contributions to the Company during 2006. At its February 2008 meeting, the Committee decided not to grant equity awards to the named executive officers or any other employees.

        Stock Options—Our stock options are granted on the same date as our Committee approval date, and have an exercise price equal to our closing market price on the trading day immediately preceding the approval date. We do not have a program, plan, or practice to time stock option grants to executives in coordination with the release of material non-public information. Our stock options have a 10-year contractual exercise term, with 1/8 vesting on the date six months after the grant date with 1/48 of the total amount granted vesting at the end of each month thereafter. The option grants are also subject to the following post-termination and change in control provisions:

Event	Award Vesting	Exercise Term (1)
Death or Disability	Forfeit Unvested	1 Year
Termination for Cause	Forfeit Vested and Unvested	Expire
Termination without Cause or Retirement	Forfeit Unvested	90 Days
Voluntary Termination	Forfeit Unvested	Expire
Change in Control	Accelerated	90 Days (2)

    (1)
    Or remainder of original contractual term, if shorter.
    (2)
    If employment is terminated. Otherwise remain exercisable for remainder of term.

        Our stock options may not generally be transferred to any third party other than by will or the laws of descent upon the death of a participant.

        Restricted Stock—The restricted stock awards generally vest as to 1/8th of the award on the date six months following the grant date with 1/16th of the total amount granted vesting on each 3-month anniversary thereafter. The initial restricted stock award of 250,000 shares to our principal executive officer on November 14, 2005 also vests over a four-year period, except that after the initial six-month period 1/48th of these shares vest on a monthly basis. The awards are also subject to the following post-termination and change in control provisions:

Event	Award Vesting
Death or Disability	Forfeit Unvested
Termination for Cause	Forfeit Unvested
Termination without cause or Retirement	Forfeit Unvested
Voluntary Termination	Forfeit Unvested
Change in Control	Accelerated

EXECUTIVE BENEFITS AND PERQUISITES

        We provide the opportunity for our named executive officers and other executives to receive a market competitive general health and welfare benefits program. We provide this opportunity to attract and retain an appropriate caliber of talent for the position, to recognize that similar executive benefits are commonly provided at other companies that we compete with for talent, and to help minimize personal distractions so that the executives can better focus on the business affairs of our Company. Our benefits program consists of health, disability and life insurance benefits and a qualified 401(k) savings plan. In addition, in 2006 we provided certain commuting and housing benefits for our principal executive officer that were originally negotiated in his employment agreement. As of January 1, 2007, we discontinued the provision of these benefits because of their decreased use and necessity as a result of our principal executive officer spending an increasing amount of time at our new corporate office in Alpharetta, Georgia. Instead, any travel and lodging expenses incurred by our principal executive officer for travel to and from Chicago will be reimbursed in a manner consistent with the Company's business expense policy. We review our executive benefits and perquisites program periodically to ensure it remains fair to our executives and supportable to our stockholders.

EXECUTIVE CHANGE IN CONTROL POLICY

        We provide the opportunity for our named executive officers and other executives to be protected under a change in control policy contained in their employment agreements. We provide this opportunity to attract and retain an appropriate caliber of talent for the position, to recognize that similar change in control protections are commonly provided at other companies that we compete with for talent, and to ensure the impartiality and objectivity of our executives in event of a change in control situation so that our stockholder interests are protected. We review this change in control protection periodically to ensure it remains fair to our executives and supportable to our stockholders. For the last completed and current fiscal years, our change in control policy for the named executive officers is summarized below:

Executive Benefit	Description
Policy Term	•	Employment agreements automatically renew on a year to year basis, unless terminated earlier
Payment Trigger	•	Involuntary termination without just cause or voluntary resignation for good reason, following a change in control
Severance Benefits	•	Two times base salary and target annual bonus (paid in lump sum) for Mr. Hall and 1 1/2 times base salary and bonus for the other named executive officer
	•	Continued welfare benefits for 24 months (Mr. Hall) or 18 months (other named executive officer)
	•	One-half of this benefit is payable if the executive terminates his employment for any reason during the 30 days following the one-year anniversary of a change in control
Excise Tax Gross-Up	•	Gross-up for federal excise taxes imposed on golden parachute payments

Compensation Committee Report

        The information contained in this report shall not be deemed "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

        The Compensation Committee of the Board (the "Committee") has reviewed and discussed the Compensation Discussion and Analysis on pages 11 through 17 of this Proxy Statement with management and, based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement, portions of which, including the Compensation Discussion and Analysis, have been incorporated by reference into the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2007.

Submitted by the Members of the Compensation Committee:
C.A. Lance Piccolo, Chairman
R. Judd Jessup
Robert J. Kelly

Summary Compensation Table

        The following table shows information concerning the annual compensation for services to the Company in all capacities of the Chief Executive Officer, Chief Financial Officer and the next most highly compensated executive officers of the Company (collectively the "named executive officers") during the years ended December 31, 2006 and 2007.

Name and Principal Position	Year	Salary ($)		Stock Awards ($) (1)		Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($) (2)		All Other Compensation ($) (3)		Total Compensation ($) (4)
Thomas S. Hall President and Chief Executive Officer	2007 2006	$ $	525,577 500,000	$ $	405,625 405,625	$ $	512,752 202,287	$	— 225,000	$ $	2,998 67,853	$ $	1,446,952 1,400,765
Scott T. Macomber Executive Vice President and Chief Financial Officer	2007 2006	$ $	276,769 265,308	$ $	27,442 7,607	$ $	134,255 112,604	$	— 83,633	$ $	4,500 3,300	$ $	442,966 472,452
Jack M. Clark, Jr. (5) Executive Vice President and Chief Revenue Officer	2007 2006	$ $	279,866 191,539	$ $	20,287 3,804	$ $	130,003 79,058	$	— 60,335	$ $	4,187 0	$ $	434,343 334,736

(1)
Represents the proportionate amount of the total fair value of stock and option awards recognized by the Company as an expense in 2006 and 2007 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2006 and 2007 were determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) Share Based Payment (FAS 123R). The awards for which expense is shown in this table include the awards described in the Grants of Plan-Based Awards table on page 19 of this Proxy Statement, as well as awards granted in 2002, 2003, 2004 and 2005 for which we recognized expense in 2006 and 2007. The assumptions used in determining the grant date fair values of these awards are set forth in footnote 15 to the Company's consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.
(2)
Reflects the value of cash incentive bonuses earned under our Bonus Plan.
(3)
Amounts reflected in this column include 401(k) matching contributions for Messrs. Hall, Macomber and Clark. The amount shown for Mr. Hall in 2006 includes certain commuting expenses, housing expenses and tax gross-ups on those expenses of $5,685, $35,400 and $26,768, respectively. Amounts reflected in this column do not include the benefits paid or payable to Mr. Clark beginning in 2008 as a result of his termination of employment on December 17, 2007; such amounts are reflected in the table on page 22.
(4)
Mr. Hall's base salary and non-equity incentive plan compensation represented 36% and 16%, respectively, of his total compensation for 2006, and 36% and 0%, respectively of his total compensation for 2007. Mr. Macomber's base salary and non-equity incentive plan compensation represented 56% and 18%, respectively, of his total compensation for 2006, and 62% and 0%, respectively of his total compensation for 2007. Mr. Clark's base salary and non-equity incentive plan compensation represented 57% and 18%, respectively, of his total compensation for 2006, and 64% and 0%, respectively, of his total compensation for 2007.
(5)
As of December 17, 2007, Mr. Clark was no longer employed by the Company.

        For a description of the terms of the employment agreements with our named executive officers, see "Potential Payments Upon Termination or Change in Control—Employment Agreements" on page 21.

Grants of Plan-Based Awards*

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
							Exercise or Base Price of Option Awards ($/Sh) (4)		Grant Date Fair Value of Stock and Option Awards (5)
								Closing Price on Grant Date ($/Sh) (4)
Name	Grant Date	Threshold ($) (1)	Target ($) (2)	Maximum ($) (3)
Thomas S. Hall	2/21/2007 2/21/2007	$78,938	$263,125	$1,500,000		250,000	$7.35	$7.30	$960,000
Scott T. Macomber	2/21/2007 2/21/2007 2/21/2007	29,085	96,950	1,500,000	8,333	25,000	7.35 7.35	7.30 7.30	96,000 61,248
Jack M. Clark, Jr. (6)	2/21/2007 2/21/2007 2/21/2007	29,413	98,044	1,500,000	8,333	25,000	7.35 7.35	7.30 7.30	96,000 61,248

*
Equity awards were granted under our 1999 Amended and Restated Stock Incentive Plan and 2005 Stock Incentive Plan. Terms of these awards are described in "Compensation Discussion and Analysis—Long-Term Equity Incentives" beginning on page 14.
(1)
The minimum threshold performance required under the Bonus Plan to receive a cash incentive bonus equates to 85% of the target measure. The payout for achieving the minimum threshold is 30% of the target payout.
(2)
Represents the target bonus set for 2007 under our Bonus Plan. The actual cash bonus paid to each named executive officer for his or her 2007 performance is reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table.
(3)
The Bonus Plan provides for a maximum annual bonus of $1,500,000 per participant.
(4)
The Compensation Committee has always based the exercise price of stock options using the closing market price of our Common Stock on the trading day immediately preceding the grant date of the stock options.
(5)
Represents the grant date fair value under FAS 123R of restricted stock units and stock options awarded under our long-term incentive plan during 2007. For assumptions underlying these valuations, see footnote 15 to the Company's consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.
(6)
As of December 17, 2007, Mr. Clark was no longer employed by the Company.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (11)
Thomas S. Hall	130,208 33,854 52,083	119,792 91,146 197,917	(1) (2) (3)	$ $ $	6.49 7.28 7.35	11/14/2015 11/14/2016 2/21/2017	119,792	(8)		$509,116
Scott T. Macomber	250,000 90,000 45,000 51,562 40,625 9,375 5,208	0 0 0 3,438 24,375 15,625 19,792	(4) (5) (6) (3)	$ $ $ $ $ $ $	1.70 0.78 1.27 4.45 5.96 6.87 7.35	10/25/2011 4/2/2012 3/21/2013 3/17/2014 6/17/2015 6/20/2016 2/21/2017	5,209 6,771	(9) (10)	$ $	22,138 28,777
Jack M. Clark, Jr. (7)	41,666 4,687 5,208	0 0 0		$ $ $	7.10 6.87 7.35	4/3/2016 6/20/2016 2/21/2017	0			$0

(1)
These options were granted on November 14, 2005 (Mr. Hall's first day of employment with the Company) and vest over a four-year period as follows: one-eighth of the options vested on the six-month anniversary of the grant date, or May 14, 2006, with 1/48th of the options vesting monthly on the 14th day of each month thereafter, beginning on June 14, 2006 and continuing monthly until November 14, 2009.
(2)
As set forth in Mr. Hall's employment agreement with the Company, these options were granted on his one-year anniversary of employment, or November 14, 2006, and vest over a four-year period as follows: one-eighth of the options will vest on the six-month anniversary of the grant date, or May 14, 2007, with 1/48th of the options vesting monthly on the 14th day of each month thereafter, beginning on June 14, 2007 and continuing monthly until November 14, 2010.
(3)
These options were granted on February 21, 2007 and vest over a four-year period as follows: one-eighth of the options vested on the six-month anniversary of the grant date, or August 21, 2007, with 1/48th of the options vesting monthly on the 21st day of each month thereafter, beginning on September 21, 2007 and continuing monthly until February 21, 2011.
(4)
These options were granted on March 17, 2004 and vest over a four-year period as follows: one-eighth of the options vested on the six-month anniversary of the grant date, or September 17, 2004, with 1/48th of the options vesting monthly on the 17th day of each month thereafter, beginning on October 17, 2004 and continuing monthly until March 17, 2008.
(5)
These options were granted on June 17, 2005 and vest over a four-year period as follows: one-eighth of the options vested on the six-month anniversary of the grant date, or December 17, 2005, with 1/48th of the options vesting monthly on the 17th day of each month thereafter, beginning on January 17, 2006 and continuing monthly until June 17, 2009.
(6)
These options were granted on June 20, 2006 and vest over a four-year period as follows: one-eighth of the options vested on the six-month anniversary of the grant date, or December 20, 2006, with 1/48th of the options vesting monthly on the 20th day of each month thereafter, beginning on January 20, 2007 and continuing monthly until June 20, 2010.
(7)
As of December 17, 2007, Mr. Clark was no longer employed by the Company. Consequently, all of his unvested options and restricted stock were cancelled as of December 17, 2007. His vested options remained exercisable for a 90-day period, expiring March 16, 2008. Because the market value of the Common Stock never exceeded the option exercise price for these vested options during this 90-day period, these options were not exercised and have been cancelled.
(8)
These restricted stock awards were granted on November 14, 2005 and vest over a four-year period as follows: one-eighth of the restricted shares vested on the six-month anniversary of the grant date, or May 14, 2006, with 1/48th of the restricted shares vesting monthly on the 14th day of each month thereafter, beginning on June 14, 2006 and continuing monthly until November 14, 2009.
(9)
These restricted stock awards were granted on June 20, 2006 and vest over a four-year period as follows: one-eighth of the restricted shares vested on the six-month anniversary of the grant date, or December 20, 2006, with 1/16th of the restricted shares vesting quarterly thereafter, beginning on March 20, 2007 and continuing quarterly until June 20, 2010.
(10)
These restricted stock awards were granted on February 21, 2007 and vest over a four-year period as follows: one-eighth of the restricted shares vested on the six-month anniversary of the grant date, or August 21, 2007, with 1/16th of the restricted shares vesting quarterly thereafter, beginning on November 21, 2007 and continuing quarterly until February 21, 2011.
(11)
The market value is calculated using the $4.25 closing price of the Company's Common Stock on the NASDAQ Global Select Market on December 31, 2007.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Thomas S. Hall	—	—	62,500	$368,594
Scott T. Macomber	—	—	3,644	$18,981
Jack M. Clark, Jr.	—	—	2,344	$12,305

(1)
Represents aggregate number of restricted shares of Common Stock that vested during 2007, including vested shares that were tendered to the Company by the executive to fund his minimum tax withholding obligations as permitted pursuant to the Company's applicable stock incentive plans. These tendered shares will be available for future issuance by the Company in accordance with the applicable stock incentive plans, except for Mr. Hall's tendered shares which shall not be available for future issuance under the 2005 Restricted Stock Plan. The number of vested shares tendered to the Company during 2007 to satisfy tax withholding obligations was as follows: 20,926 shares by Mr. Hall; 1,077 shares by Mr. Macomber; and 763 shares by Mr. Clark.
(2)
The market value is calculated using the closing price of the Company's Common Stock on the NASDAQ Global Select Market on the trading day immediately preceding the applicable vesting date of the restricted shares of Common Stock.

Potential Payments Upon Termination or Change in Control

Employment Agreements

        The Company has entered into employment agreements with its named executive officers. The agreements generally provide for the payment of an annual base salary, plus cash incentive compensation based upon the Company's executive compensation plan. The employment agreements also provide for the right to participate in the Company's stock option and employee benefit programs. These programs include hospitalization, disability, life and health insurance. The employment agreements impose on each employee non-competition restrictions that survive termination of employment and post-termination confidentiality obligations.

        The Company may terminate these employment agreements with or without cause or upon the named executive officer's disability. If the Company terminates a named executive officer for disability or cause, the executive is not entitled to receive any salary or other severance after the date of termination. The Company may terminate a named executive officer for cause under the agreement if he: (i) materially breaches any term or condition of the agreement and fails to cure such breach within a reasonable time; (ii) fails to comply with any of the Company's written guidelines that it has furnished to the executive and fails to cure such failure within a reasonable time; (iii) materially fails or willfully refuses to substantially perform his duties and fails to cure such failure or refusal within a reasonable time; or (iv) has committed an act constituting a felony or other act involving dishonesty, disloyalty or fraud against the Company, as reasonably determined by the Board of Directors.

        Mr. Hall's employment agreement with the Company has an initial term of four years commencing November 14, 2005, and automatically renews on a year-to-year basis, unless either party chooses to terminate the agreement. If the Company terminates Mr. Hall without cause, he would receive severance compensation in a fixed amount equal to his then-current base salary and pro rata cash incentive compensation for 12 months, plus health benefits for such period. If Mr. Hall's employment is terminated following a change in control of the Company by Mr. Hall for good reason or by the Company without cause, he would receive an amount equal to two times the sum of his annual base salary and targeted incentive bonus plus health benefits for 24 months. If Mr. Hall terminates his employment during the 30-day period following the one-year anniversary of a change in control, he would receive an amount equal to one times the sum of his annual base salary and incentive bonus plus health benefits for 12 months. Pursuant to his employment agreement, Mr. Hall received options to purchase 125,000 shares of Common Stock on the one-year anniversary of his hire date, or November 14, 2006. In addition, Mr. Hall's Employment Agreement provided that he would be eligible in 2007 to receive options to purchase up to 250,000 shares of Common Stock, with the actual number to be based on performance criteria established by the Compensation Committee and Mr. Hall. At its February 21, 2007 meeting, the Compensation Committee granted Mr. Hall options to acquire 250,000 shares of Common Stock.

        Mr. Macomber's employment agreement automatically renews on a year-to-year basis, unless either party chooses to terminate the agreement. If the Company terminates Mr. Macomber without cause, the executive receives severance compensation in a fixed amount equal to his then-current base salary for a period of 15 months, health benefits for such period, and his pro rata cash incentive compensation. If Mr. Macomber's employment is terminated following a change in control of the Company by Mr. Macomber for good reason or by the Company without cause, the executive would receive an amount equal to 150% of the sum of his annual base salary and targeted incentive bonus plus health benefits for 18 months. If Mr. Macomber terminates his employment after the one-year anniversary of a change in control, he would receive an amount equal to 75% of the sum of his annual base salary and targeted incentive bonus plus health benefits for 9 months.

        Mr. Clark's employment agreement provided for severance compensation in a fixed amount equal to his then-current salary for a period of 13 months, health benefits for such period, and his pro rata cash incentive compensation. Upon Mr. Clark's employment terminating with the Company on December 17, 2007, he was provided with the severance and health and welfare benefits described in the table below. Under the terms of the Company's executive incentive compensation plan, Mr. Clark received no cash incentive compensation for 2007.

Termination without Cause

        The following table shows the Company's potential payment and benefit obligations to each of its named executive officers for termination by the Company without cause assuming such termination occurred on December 31, 2007. The Company has no obligation to its named executive officers for termination by the Company for cause or due to death or permanent disability.

	Mr. Hall	Mr. Clark (4)	Mr. Macomber
Base salary severance payments (1)	$535,000	$307,125	$350,000
Incentive bonus payments (2)	0	0	0
Health and welfare benefits (3)	6,768	7,155	8,460

Total	$541,768	$314,280	$358,460

(1)
Represents 12 months annual salary for Mr. Hall and 15 months annual salary for Mr. Macomber.
(2)
Represents the actual incentive bonus earned in 2007.
(3)
Represents the portion of health and welfare benefits paid by the Company for a period of 12 months for Mr. Hall and 15 months for Mr. Macomber.
(4)
Represents actual amounts paid or payable to Mr. Clark in connection with his termination of employment on December 17, 2007.

Termination following a Change in Control

        The following table shows the Company's potential payment and benefit obligations to each of its named executive officers assuming that a Change in Control of the Company had occurred and as a result the named executive officer's employment was terminated by the Company without cause or by the executive for good reason on December 31, 2007.  (1) Following a Change in Control of the Company, the

Company has no obligation to its named executive officers for termination by the Company for cause or due to death or permanent disability.

	Mr. Hall	Mr. Macomber
Base salary severance payments (2)	$1,070,000	$420,000
Incentive bonus payments (3)	535,000	147,000
Health and welfare benefits (4)	13,536	10,152
Accelerated vesting of stock options (5)	0	0
Accelerated vesting of restricted stock (5)	488,751	48,878
Tax gross-up payment (6)	—	—

Total	$2,107,287	$626,030

(1)
As of December 17, 2007, Mr. Clark was no longer employed by the Company and, therefore, the Company had no potential obligations to him assuming a Change in Control on December 31, 2007.
(2)
Represents 24 months annual salary for Mr. Hall and 18 months annual salary for Mr. Macomber.
(3)
Represents 2 times the full 2007 incentive bonus target for Mr. Hall and 1.5 times the full 2007 bonus target for Mr. Macomber.
(4)
Represents the portion of health and welfare benefits paid by the Company for a period of 24 months for Mr. Hall and 18 months for Mr. Macomber.
(5)
These amounts are payable to the named executive officers pursuant to the terms of the grant documents governing those awards rather than the terms of the employment agreements. Represents the "in-the-money" value of stock options and restricted stock awards based on the Company's closing stock price on January 2, 2008 ($4.08), the first trading day following the assumed termination date.
(6)
The amounts due to the named executive officers would not exceed the thresholds that would require tax gross-up payments to be made by the Company.

        The following table shows the Company's potential payment and benefit obligations to each of its named executive officers assuming that they each terminated their employment during the 30-day period following the one-year anniversary of a Change in Control of the Company that is assumed to have occurred on December 31, 2007.  (1)

	Mr. Hall	Mr. Macomber
Base salary severance payments (2)	$535,000	$210,000
Incentive bonus payments (3)	267,500	73,500
Health and welfare benefits (4)	6,768	5,076
Accelerated vesting of stock options (5)	0	0
Accelerated vesting of restricted stock (5)	488,751	48,878
Tax gross-up payment (6)	—	—

Total	$1,298,019	$337,454

(1)
As of December 17, 2007, Mr. Clark was no longer employed by the Company and, therefore, the Company had no potential obligations to him assuming a Change in Control on December 31, 2007.
(2)
Represents 12 months annual salary for Mr. Hall and 9 months annual salary for Mr. Macomber.
(3)
Represents the full 2007 incentive bonus target for Mr. Hall and 75% of the full 2007 bonus target for Mr. Macomber.
(4)
Represents the portion of health and welfare benefits paid by the Company for a period of 12 months for Mr. Hall and 9 months for Mr. Macomber.
(5)
These amounts are payable to the named executive officers pursuant to the terms of the grant documents governing those awards rather than the terms of the employment agreements. Represents the "in-the-money" value of stock options and restricted stock awards based on the Company's closing stock price on January 2, 2008 ($4.08), the first trading day following the assumed termination date.
(6)
The amounts due to the named executive officers would not exceed the thresholds that would require tax gross-up payments to be made by the Company.

Director Compensation

Director Compensation Table

        The following table provides information on 2007 compensation for non-employee directors who served during 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Options Awards ($) (1)	Total ($)
Robert J. Kelly	$57,000	$6,303	$121,984	$185,287
R. Judd Jessup	$27,000	$6,303	$51,986	$85,289
Scott H. Kirk	$20,000	$6,303	$51,986	$78,289
Steven V. Napolitano	$18,000	$6,303	$51,986	$76,289
C.A. Lance Piccolo	$27,000	$6,303	$51,986	$85,289

    (1)
    Represents the proportionate amount of the total fair value of stock and option awards recognized by the Company as an expense in 2007 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2007 were determined in accordance with FAS 123R. The awards for which expense is shown in this table include awards granted in 2004, 2005, 2006 and 2007 for which we recognized expense in 2007. The assumptions used in determining the grant date fair values of these awards are set forth in footnote 15 to the Company's consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.

        The aggregate option awards outstanding for each person in the table set forth above as of December 31, 2007 is as follows:

Name	Aggregate Options Outstanding
Robert J. Kelly	167,000
R. Judd Jessup	142,000
Scott H. Kirk	167,000
Steven V. Napolitano	67,000
C.A. Lance Piccolo	242,000

SUMMARY OF DIRECTOR COMPENSATION

        Each director is paid $3,000 per meeting attended in person and $1,000 per telephonic meeting in which he participates. Each member of a Board committee is paid $1,000 per committee meeting, whether attending such meeting in person or via teleconference. Mr. Kelly, as Chairman of the Audit Committee, receives a $5,000 annual retainer. Beginning February 21, 2007, Mr. Kelly also receives a $2,000 monthly fee for serving in his role as Lead Director of the Board. Prior to then, Mr. Kelly served as nonexecutive Chairman of the Board and was paid a $3,000 monthly fee for serving in that capacity. Mr. Kelly's role changed upon Mr. Hall being appointed Chairman of the Board on February 21, 2007. In addition to cash compensation, outside directors have historically received stock option grants from time to time. On February 21, 2007, each outside director received a stock option grant for 12,000 shares and, for the first time, a restricted stock award of 4,000 shares. The outside directors have not received any such stock awards in 2008 as of the date of this Proxy Statement. The Company also reimburses its directors for their reasonable out-of-pocket expenses incurred in attending Board of Director and committee meetings. Mr. Hall will not receive any fees for his role as Chairman.

        Securities Authorized for Issuance under Equity Compensation Plans—The following table summarizes the Company's employee stock purchase plan and various stock incentive plans as of December 31, 2007:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Stock Options
Equity compensation plans approved by security holders	3,750,713	(1)	$4.69	693,432
Equity compensation plans not approved by security holders (2)	458,111	(3)	$4.83	17,475
Total Options	4,208,824		$4.71	710,907
Stock Purchase Plan
Equity compensation plans approved by security holders	N/A		N/A	51,929	(4)
Equity compensation plans not approved by security holders	—		—	—

(1)
Represents awards under the Company's 1999 Amended and Restated Stock Incentive Plan (the "1999 Plan") and 2005 Stock Incentive Plan (the "2005 Plan"). The Company's stockholders approved each of the 1999 Plan and 2005 Plan at the annual stockholder meetings in May 2000 and June 2005, respectively. This figure does not include 109,166 shares of restricted stock issued and outstanding as of December 31, 2007 under the 2005 Plan.
(2)
Does not include the NovaMed, Inc. 2005 Restricted Stock Plan, which was not approved by stockholders. 250,000 restricted shares of Common Stock were issued under this plan to Mr. Hall upon his appointment in 2005 and no shares remain available for issuance under this plan.
(3)
The Board of Directors approved the 2000 Stock Incentive Plan on February 16, 2000 (the "2000 Plan"). The total number of shares reserved and available for issuance under the 2000 Plan was 500,000. Under the terms of the 2000 Plan as originally adopted, no awards could be made after May 16, 2000. The Board of Directors adopted the 2001 Stock Incentive Plan on April 2, 2001 (the "2001 Plan"). The total number of shares reserved and available for issuance under the 2001 Plan is 700,000. All other provisions of both of the 2000 Plan and 2001 Plan are substantially similar to the 1999 Plan.
(4)
Represents future shares of Common Stock that are available for issuance under the Company's Amended and Restated 1999 Stock Purchase Plan approved by the Company's stockholders at its annual stockholder meeting in May 2000. As described in this Proxy Statement, stockholders are being asked to approve amendments to this Plan at the Company's 2008 Annual Meeting of Stockholders. If these amendments are approved then the number of securities remaining for future issuance will be 251,929.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Compensation Committee currently consists of Messrs. Jessup, Kelly and Piccolo. No member of the Compensation Committee has been an officer or employee of the Company at any time. None of the Company's executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of the Board of Directors or Compensation Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee was appointed by the Board of Directors to assist it in overseeing the quality and integrity of the Company's financial reports, financial reporting processes and internal control system, the performance and independence of the Company's independent registered public accounting firm and related matters. The Audit Committee also considers questions of related party transactions and conflicts of interest between the Company and Board members or senior management. The Audit Committee operates under a written charter adopted by the Board of Directors.

        Management is responsible for the Company's financial reporting process, including its system of internal control and disclosure controls and procedures, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent registered public accounting firm is responsible for auditing those consolidated financial statements and expressing an opinion as to whether those consolidated financial statements are free of material misstatement and presented in accordance with generally accepted accounting principles. The Audit Committee's responsibility is to oversee, monitor and review these processes. In fulfilling these responsibilities, the Audit Committee has not conducted auditing or accounting reviews or procedures, and the Audit Committee has relied on management's representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent registered public accounting firm included in its report on the Company's consolidated financial statements.

        The Audit Committee meets periodically with the Company's management and its independent registered public accounting firm to discuss the Company's financial reports, financial reporting processes and internal control system and other related items. The Audit Committee's discussions with its independent registered public accounting firm include sessions at which management is not present. Since being retained as the Company's independent registered public accountant on April 12, 2005, BDO Seidman, LLP ("BDO") has had unrestricted access to the Audit Committee. The Company's former independent registered public accountant, PricewaterhouseCoopers, LLP, notified the Audit Committee of its decision to resign as the Company's independent accountants, effective April 12, 2005.

        At a meeting on February 12, 2008, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements for the year ended December 31, 2007, with Company management and BDO representatives. The Audit Committee discussed with BDO and management the results of BDO's audit of the Company's consolidated financial statements, the Company's internal controls and disclosure controls and procedures, and the overall assessment of the quality of the Company's financial accounting and reporting functions. The Audit Committee also discussed with BDO the matters required to be discussed by Statement on Auditing Standards No. 61, and BDO provided the Audit Committee with the written disclosures and the letter required by the Independent Standards Board Standard No. 1. The Audit Committee discussed with BDO these materials and the firm's independence from the Company.

        Based on the Audit Committee's review and discussion with management and BDO, and the Audit Committee's reliance on the representation of management that the Company's audited consolidated financial statements were prepared in accordance with generally accepted accounting principles, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

Submitted by the Members of the Audit Committee:
Robert J. Kelly, Chairman
R. Judd Jessup
C.A. Lance Piccolo

        The above report of the Audit Committee is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the Securities and Exchange Commission's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Real Property Leases

        The Company has a lease agreement with First Colonial Trust Company, as trustee on behalf of Scott H. Kirk, M.D., a member of the Board of Directors, to lease approximately 4,000 square feet for the Company's ambulatory surgery center that it owns and operates at this location. The Company paid $151,522 in rent during 2007. As of March 31, 2008, Dr. Kirk also beneficially owns more than 5% of the Company's Common Stock.

National Medical Director and Limited Liability Company Member

        Scott H. Kirk, M.D., a member of the Board of Directors, is also the Company's National Medical Director and a 10% member of NovaMed Surgery Center of River Forest, LLC, a subsidiary of the Company that owns and operates an ambulatory surgery center in River Forest, Illinois. A wholly owned subsidiary of the Company, NovaMed Management Services, LLC, is the majority owner and manager of this entity. In consideration for his duties as National Medical Director, on May 23, 2002, the Company granted Dr. Kirk options to acquire 100,000 shares of the Company's Common Stock. The options vested monthly over a four-year period and are now fully vested. The aggregate amount of distributions made by NovaMed Surgery Center of River Forest, LLC for the year ending December 31, 2007 was $301,898, of which Dr. Kirk received his pro rata ownership percentage.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee has selected the firm of BDO Seidman, LLP ("BDO") to serve as the Company's independent registered public accounting firm for the year ended December 31, 2008. BDO served as the Company's independent registered public accounting firm for the year ended December 31, 2007. In addition to auditing the financial statements for the year ended December 31, 2007, BDO also reviewed the Company's financial statements for each quarter during 2007 and audited the Company's internal controls as required by Section 404 of the Sarbanes-Oxley Act of 2002. It is expected that representatives of BDO will be present at the Annual Meeting and be available to respond to questions. These representatives will also be given an opportunity to make a statement if they desire to do so.

AUDITOR FEES

        The following is a description of the fees billed to the Company by BDO during the years ended December 31, 2007 and 2006.

	2007	2006
Audit, Audit-Related and Tax Preparation and Compliance Fees:
Audit Fees (1):	$484,929	$407,803
Audit-Related Fees:	$—	$—
Tax Fees—Preparation and Compliance:	$—	$—
Total Audit, Audit-Related and Tax Preparation and Compliance Fees	$484,929	$407,803
Other Non-Audit Fees:
Tax Fees—Other:	$—	$—
Total Non-Audit Fees	$—	$—

Total Fees	$484,929	$407,803

(1)
Audit fees paid in 2007 and 2006 include $170,000 and $149,400, respectively, relating to the evaluation of accounting for new transactions and fees paid in connection with the audit of the Company's internal controls as required by Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees paid in 2007 also include $75,300 relating to the Company's convertible debt offering and related S-3 registration statements. Audit fees paid in 2006 also include $50,000 relating to the restatement of the Company's 2004 and 2003 financial statements. For further information about the convertible debt offering, see Note 11 of Notes to Consolidated Financial Statements include in the Company's 2007 Annual Report on Form 10-K filed with the SEC. For further information about the restatement, see Note 2 of Notes to Consolidated Financial Statements included in the Company's 2005 Annual Report on Form 10-K filed with the SEC.

        The Company's Audit Committee approved all of the above services provided by BDO, in each case, prior to BDO's engagement with respect thereto. The Company currently has no formal Audit Committee pre-approval procedures in place that permit management to engage the auditors with respect to additional services. It is currently the Company's policy that the Audit Committee approves in advance all services to be provided by the auditors.

PROPOSAL 2
APPROVAL OF AMENDMENTS TO THE COMPANY'S
AMENDED AND RESTATED 1999 STOCK PURCHASE PLAN

        At the 2008 Annual Meeting of Stockholders of the Company, the stockholders are being asked to approve amendments to the Company's Amended and Restated 1999 Stock Purchase Plan (the "Stock Purchase Plan") to: (1) increase the number of shares of Common Stock reserved for issuance under the Stock Purchase Plan by 200,000 shares, from the current 400,000 shares to a total of 600,000 shares; (2) extend the duration of the Stock Purchase Plan for an additional five years, or through May 23, 2014; and (3) make certain conforming amendments.

Amendment to Increase the Shares of Common Stock Reserved for Issuance

        On February 20, 2008, the Board of Directors approved an increase in the number of shares of Common Stock available for issuance under the Stock Purchase Plan from 400,000 to 600,000 shares, subject to the approval of the Company's stockholders. As of April 1, 2008, approximately 32,364 shares of Common Stock were available for issuance under the Stock Purchase Plan. Stock Purchase Plan purchases occur each March 31st and September 30th on behalf of participants. Based on Company projections, the increase in the number of shares reserved under the Stock Purchase Plan is necessary to ensure that sufficient shares will be available to permit the Stock Purchase Plan to continue to operate after September 30, 2008. If the stockholders do not approve the increase and not enough shares remain available under the Stock Purchase Plan, employee participation in the Stock Purchase Plan will be suspended once the remaining available shares are purchased.

Amendment to Extend the Term of the Stock Purchase Plan

        On February 20, 2008, the Board of Directors approved an amendment to extend the term of the Stock Purchase Plan by an additional five years. Currently, Section 6.1 of the Stock Purchase Plan provides that the Stock Purchase Plan will terminate on the last day of the ten (10) year period commencing with the effective date of the Stock Purchase Plan (i.e., ten years from the date of Board adoption, or May 23, 2009), or at such earlier time as the Board may determine, and no further Options to purchase shall be granted under the Stock Purchase Plan after that date. In anticipation of the Stock Purchase Plan's continued operation beyond the current termination date in the event of stockholder approval of the additional shares as discussed above, the Board adopted a corresponding amendment, also subject to stockholder approval, providing that the Stock Purchase Plan will terminate on the last day of the fifteen (15) year period commencing with the effective date of the Stock Purchase Plan (i.e., fifteen years from the date of Board adoption, or May 23, 2014.) If not approved, the Stock Purchase Plan will terminate on May 23, 2009, as stated above.

        The following is a summary of the material features of the Stock Purchase Plan and does not purport to be complete; it is qualified in its entirety by reference to the full text of the Stock Purchase Plan attached as Appendix A, which includes the proposed amendments highlighted in bold and underlined.

Summary of the Stock Purchase Plan

General

        On May 23, 1999, the Board of Directors initially adopted, subject to stockholder approval, the Stock Purchase Plan. The Board of Directors amended and restated the Stock Purchase Plan, effective as of August 1, 1999. The Stock Purchase Plan, as amended and restated, was approved by the Company's stockholders on May 17, 2000.

Purpose of the Stock Purchase Plan

        The Stock Purchase Plan is designed to promote the Company's overall financial objectives and the financial objectives of the Company's stockholders by motivating participants in the Stock Purchase Plan to achieve long-term growth in stockholder equity in the Company.

Administration

        The Compensation Committee administers the Stock Purchase Plan; however, amendments to increase the number of shares reserved under the Stock Purchase Plan and to extend the term of the Stock Purchase Plan require (and the amendments discussed above have received) approval of the Board of Directors.

Eligibility to Participate

        All employees of the Company are eligible to participate in the Stock Purchase Plan subject to such further eligibility requirements that the Compensation Committee may specify consistent with Section 423 of the Internal Revenue Code. However, any employee who owns, directly or indirectly, five percent or more of the total combined voting power or value of all classes of stock of the Company is ineligible. As of March 31, 2008, approximately 498 employees are eligible to participate in the Stock Purchase Plan.

Purchases Under the Stock Purchase Plan

        The Stock Purchase Plan allows eligible employees to acquire Common Stock in the Company on favorable terms through payroll deductions. These after-tax payroll deductions are applied semi-annually, as of March 31st and September 30th each year, to purchase shares of Common Stock at a discount from the market price. The Company anticipates continuing a series of consecutive six-month offering periods commencing in April and October. At the end of each offering period, the payroll deductions accumulated over the six-month offering period are used to acquire shares of Common Stock at a purchase price equal to 85% of the fair market value of the Common Stock on the first day of the offering period or 85% of the fair market value of the Common Stock on the last day of the offering period, whichever is lower. Participating employees may end or modify their participation in the Stock Purchase Plan at any time during an offering period. Participation ends automatically upon termination of employment. An individual may elect to invest up to 10% of the individual's salary in the Stock Purchase Plan; however, the individual's payroll deductions may not exceed $20,000 in any offering period. In no event may a participant purchase Common Stock with a fair market value, as determined at the grant date, in excess of $25,000 during a calendar year.

        Generally, a participant may not assign or transfer his or her purchase rights under the Stock Purchase Plan, other than by will or the laws of inheritance after the participant's death. If a participant's employment with the Company terminates during an offering period for any reason other than death, disability or retirement, then all of the participant's payroll deductions for that offering period will be refunded. If a participant's employment terminates during an offering period because of death, disability or retirement, payroll deductions will also cease. However, the participant may make a single payment for the purchase of Common Stock equal to the amount such participant would have contributed for the payroll periods remaining in the offering period. Additionally, such participant may request a distribution at any time prior to the end of the offering period. If the participant does not request such a distribution, the participant's payroll deductions will be used to purchase Common Stock at the end of the offering period.

        The fair market value of a share of Common Stock on any relevant date under the Stock Purchase Plan will be equal to the high and low trading prices quoted for that date on the NASDAQ Global Select Market. On March 31, 2008, the average of the high and low sale prices per share of our Common Stock, as quoted on The NASDAQ Global Select Market, was $3.825.

        The number of shares subject to the Stock Purchase Plan and to offerings granted under the Stock Purchase Plan will be proportionately adjusted in the event that the outstanding Common Stock is changed by any stock dividend, stock split or combination of shares. In the event of a Change in Control, as defined in the Stock Purchase Plan, the Compensation Committee may cause (1) the purchase rights to become immediately exercisable, (2) the Company to repurchase the purchase rights pursuant to the terms of the Stock Purchase Plan; or (3) a combination of the preceding alternatives.

Amended Stock Purchase Plan Benefits

        Because participation in the Stock Purchase Plan is voluntary and participation levels of each participant may be changed during each offering period, the Company cannot now determine the number of shares of Common Stock to be purchased by any of the Company's current executive officers, by all of the Company's current executive officers as a group or by the Company's non-executive employees as a group.

        The following table summarizes shares of Common Stock purchased under the Stock Purchase Plan during the Stock Purchase Plan year ended September 30, 2007 by the following individuals and groups (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all other employees under the Stock Purchase Plan:

Stock Purchase Plan

Name and Position	Number of Shares Received (1)
Thomas S. Hall President and Chief Executive Officer	3,547
Scott T. Macomber Executive Vice President and Chief Financial Officer	607
Jack M. Clark, Jr. Executive Vice President, Chief Revenue Officer	0
All current executive officers as a group (3 people)	4,154
All current directors who are not executive officers as a group (5 people)	0
All employees, including all current officers who are not executive officers, as a group (66 people)	32,617

    (1)
    Number of shares issued to the individual or group pursuant to the Stock Purchase Plan for the plan year ended September 30, 2007.

Amendment and Termination

        The Board of Directors may at any time amend, waive, discharge or terminate the Stock Purchase Plan even with prejudice to a participant. The Board or the Committee may amend, waive, discharge, terminate, modify, extend, replace or renew an outstanding option agreement even with prejudice to a participant; provided such a change does not cause the Stock Purchase Plan to fail to be a plan as described in Section 423 of the Internal Revenue Code.

Federal Income Tax Consequences

        The Company has been advised that under the current Federal income tax laws, the income tax consequences associated with stock purchased under the Stock Purchase Plan can be summarized as follows:

        Participant.    Generally, a participant will not realize any taxable income for Federal income tax purposes at the beginning of each offering period. At the end of the offering period, the participant will incur no income tax liability.

        If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the Shares on the purchase date exceeded the purchase price paid for those Shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess amount. The participant will also recognize capital gain equal to the amount by which the amount realized upon the sale or disposition exceeds the sum of the aggregate purchase price paid for the Shares and the ordinary income recognized in connection with the acquisition.

        If the participant sells or disposes of the purchased shares more than two (2) years after the start date of the offering period in which the shares were acquired and more than one (1) year after the actual semiannual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (a) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for the Shares, or (b) 15% of the fair market value of the shares on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain.

        The Company.    The Company generally is entitled to a deduction at the time the participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of a sale or other disposition of shares of Common Stock pursuant to the Stock Purchase Plan.

        The Board of Directors recommends that the stockholders vote FOR the approval of the amendments to the Stock Purchase Plan.

MISCELLANEOUS AND OTHER MATTERS

        Stockholder List—A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and the number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours commencing May 9, 2008 and continuing through the date of the Annual Meeting, at the principal executive offices of the Company, 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611.

        Solicitation—The cost of this proxy solicitation will be borne by the Company. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

        Proposals of Stockholders—Proposals of stockholders to be considered for inclusion in the Company's proxy statement and proxy for the 2009 Annual Meeting of Stockholders (the "2009 Annual Meeting") must be received by the Secretary of the Company by no later than December 23, 2008. Proposals of stockholders intended to be considered at the Company's 2009 Annual Meeting must be received by the Secretary of the Company by no earlier than February 6, 2009, and no later than March 8, 2009.

        Other Business—The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those described in this Proxy Statement and the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxies will vote such proxies as the Board of Directors directs.

By order of the Board of Directors,

John W. Lawrence, Jr. Secretary

Chicago, Illinois April 22, 2008

ALL STOCKHOLDERS ARE REQUESTED TO VOTE NOW, EITHER BY TELEPHONE OR THE INTERNET, OR BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY PROMPTLY.

APPENDIX A

NOVAMED, INC.

AMENDED AND RESTATED
1999 STOCK PURCHASE PLAN

(Original Plan adopted effective May 24, 1999)

(Amended and Restated Plan adopted effective August 1, 1999)

NOVAMED, INC.

AMENDED AND RESTATED
1999 STOCK PURCHASE PLAN
(Original Plan adopted effective May 24, 1999)
(Amended and Restated Plan adopted effective August 1, 1999)

ii

ARTICLE V ELIGIBILITY; OPTION PROVISIONS		7
5.1	Eligibility	7
5.2	Grant of Options	7
5.3	Option Period	7
5.4	Option Price	7
5.5	Contribution Rate	7
5.6	Purchase of Shares	8
5.7	Cancellation of Options	8
5.8	Terminated Employees	8
5.9	Deceased Employees	8
5.10	Disabled or Retired Employees	9
5.11	Limitations	9
5.12	Nonassignability	9
ARTICLE VI GENERAL PROVISIONS APPLICABLE TO THE PLAN		9
6.1	Termination of Plan	9
6.2	Investment Representation	10
6.3	Effect of Certain Changes	10
6.4	Withholding	12
6.5	No Company Obligation	12
6.6	Committee Discretion	12
ARTICLE VII MISCELLANEOUS		13
7.1	Indemnification of the Board and Committee	13
7.2	Mitigation of Excise Tax	13
7.3	Interpretation	13
7.4	Governing Law	13
7.5	Limitations on Liability	13
7.6	Validity	14
7.7	Assignment	14
7.8	Captions	14
7.9	Amendments	14
7.10	Entire Agreement	14
7.11	Rights with Respect to Continuance of Employment	14
7.12	Options for Shares in Substitution for Stock Options Granted by Other Corporations	14
7.13	Procedure for Adoption	14
7.14	Procedure for Withdrawal	14
7.15	Expenses	15

iii

NOVAMED, INC.

AMENDED AND RESTATED
1999 STOCK PURCHASE PLAN

ARTICLE I

ESTABLISHMENT AND PURPOSE

        1.1    Purpose.    The NovaMed, Inc. Amended and Restated 1999 Stock Purchase Plan (the "Plan") is hereby established effective August 1, 1999 by NovaMed, Inc. The adoption of the Plan is expressly conditioned upon the Plan's approval by the stockholders of NovaMed, Inc. within twelve (12) months after the date the Plan was originally adopted. The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating participants in the Plan to achieve long-term growth in stockholder equity in the Company. The Plan is intended as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and Options granted hereunder are intended to constitute options granted under such a plan, and the Plan document and all actions taken in connection with the Plan shall be constructed consistently with such intent.

ARTICLE II

DEFINITIONS

        The following sections of this Article II provide basic definitions of terms used throughout the Plan, and whenever used therein in the capitalized form, except as otherwise expressly provided, the terms shall be deemed to have the following meanings:

        2.1    "Account"    shall mean the bookkeeping account established on behalf of a Participant to which shall be credited all contributions paid for the purpose of purchasing Common Stock under the Plan, and to which shall be charged all purchases of Common Stock pursuant to the Plan. The Company shall have custody of such Account.

        2.2    "Agreement" or "Option Agreement"    means, individually or collectively, any enrollment and withholding agreement entered into pursuant to the Plan. An Agreement shall be the right of the Company to withhold from payroll amounts to be applied to purchase Common Stock.

        2.3    "Board of Directors" or "Board"    means the Board of Directors of the Company.

        2.4    "Code" or "Internal Revenue Code"    means the Internal Revenue Code of 1986, as amended, and any subsequent Internal Revenue Code. If there is a subsequent Internal Revenue Code, any references herein to Internal Revenue Code sections shall be deemed to refer to comparable sections of any subsequent Internal Revenue Code.

        2.5    "Committee"    means the person or persons appointed by the Board of Directors to administer the Plan, as further described in the Plan.

        2.6    "Common Stock"    means the shares of the Common Stock of the Company, $1.00 par value per share, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described in Section 6.3.

        2.7    "Company"    means NovaMed, Inc. and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

        2.8    "Continuous Service"    shall mean, subject to modification by the Committee, an Eligible Employee's number of full years and completed months of continuous employment with the Company or a

Subsidiary from his last hiring date to his date of Termination of Employment for any reason. The Committee may provide rules from time to time regarding the calculation of Continuous Service and the method for crediting such service.

        2.9    "Contribution Rate"    means the rate determined under Section 5.5

        2.10    "Disability"    means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or a Subsidiary, or if the Participant is not covered by such plan, a mental or physical illness that renders a Participant permanently and totally incapable of performing his duties as an employee of the Company or a Subsidiary. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (a) a willfully self-inflicted injury or willfully self-induced sickness; or (b) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

        2.11    "Eligible Employee"    means each employee of the Company or a Subsidiary (if the Subsidiary has adopted the Plan) on a Grant Date except that the Committee in its sole discretion may exclude:

  (a)
  any employee who has accrued less than a minimum period of Continuous Service established by the Committee (but not to exceed 2 years).

  (b)
  any employee whose customary employment is 20 hours or less per week;

  (c)
  any employee whose customary employment is for not more than 5 months in any calendar year;

  (d)
  any employee who would directly or indirectly own or hold (applying the rules of Section 424(d) of the Code to determine stock ownership) immediately following the grant of an Option hereunder an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary; and

  (e)
  any employee who is a highly compensated employee of the Company or Subsidiary within the meaning of Section 414(q) of the Code.

Any period of service described in the preceding sentence may be decreased in the discretion of the Committee.

        2.12    "ERISA"    means the Employee Retirement Income Security Act of 1974, as amended.

        2.13    "Exercise Date"    means such one or more dates determined by the Committee on which the accumulated value of the Account shall be applied to purchase Common Stock. The Committee may accelerate an Exercise Date in order to satisfy the employment period requirement of Section 423(a)(2).

        2.14    "Exchange Act"    means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        2.15    "Fair Market Value"    means the value determined on the basis of the good faith determination of the Committee pursuant to the applicable method described in Section 4.5 and as adjusted, averaged or otherwise modified by the Committee.

        2.16    "Grant Date"    means the date or dates established by the Committee on which one or more Options are granted pursuant to the Plan. The Committee may determine for any Plan Year that there shall be no Grant Date, in which case no Options shall be granted for that Plan Year. The terms and conditions of any Option granted on a particular Grant Date shall be independent of and have no effect on the terms and conditions of any Option granted on another Grant Date.

        2.17    "Option"    means the right to purchase Common Stock pursuant to the Plan and any Agreement.

2

        2.18    "Option Period"    means the period beginning on the Grant Date and expiring on the Exercise Date as determined by the Committee, subject to the limitations of Section 5.3.

        2.19    "Option Price"    means the price at which the Company's Common Stock granted as of a specific Grant Date may be purchased under an Option. The price shall be subject to the limitation set forth in Section 5.4.

        2.20    "Participant"    means an Eligible Employee who satisfies the eligibility conditions of the Plan and to whom an Option has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant, then the term "Participant" shall mean such appointed Representative, or successor Representative(s) appointed, as the case may be, provided that "Termination of Employment" shall mean the Termination of Employment of the Participant.

        2.21    "Plan"    means the NovaMed, Inc. 1999 Stock Purchase Plan, as herein set forth and as may be amended from time to time.

        2.22    "Plan Year"    means, for the first Plan Year, the period starting on the effective Date of the Plan, and ending on December 31, 1999; and for all subsequent Plan Years, the twelve (12) consecutive month period starting on January 1 and ending on the following December 31. The Committee may at any time in its discretion designate another period as the Plan Year.

        2.23    "Representative"    means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant's estate; or (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death. A Participant may file a written designation of his Representative with the Committee. Such designation of his Representative may be changed by the Participant at any time by written notice given in accordance with rules and procedures established by the Committee.

        2.24    "Retirement"    means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or a Subsidiary, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

        2.25    "Securities Act"    shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated pursuant thereto.

        2.26    "Subsidiary"    means any corporation, as currently defined in Section 424(f) of the Code. Unless otherwise indicated the term "Company" shall hereinafter be deemed to include all Subsidiaries of the Company which have adopted the Plan.

        2.27    "Termination of Employment"    means the latest date on which a person ceases, for whatever reason, to be an employee of the Company or a Subsidiary. For determining whether and when a Participant has incurred a Termination of Employment for cause, "cause" shall mean any act or omission which permits the Company or a Subsidiary to terminate the employment agreement or arrangement between the Participant and the Company or a Subsidiary for cause as defined in such agreement or arrangement, or in the event there is no such employment agreement or arrangement or the agreement or arrangement does not define the term "cause," then "cause" shall mean (a) any act or omission which the Company or a Subsidiary believes is of a criminal nature, and the result of which the Company or a Subsidiary believes is detrimental to the interests of the Company or a Subsidiary; (b) the material breach of a fiduciary duty owing to the Company or a Subsidiary, including without limitation, fraud and embezzlement; or (c) conduct or the omission of conduct on the part of the Participant which constitutes a material breach of any statutory or common-law duty of loyalty to the Company or a Subsidiary.

3

ARTICLE III

ADMINISTRATION

        3.1    Committee Structure and Authority.    The Plan shall be administered by the Committee. The Committee shall be comprised of two or more disinterested members of the Board of Directors selected by the Board. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee. A person shall be considered disinterested for this purpose only if, at the time he exercises discretion in administering the Plan, he is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the President of the Company or to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines. Subject to the provisions of this Plan, the Committee shall have full and final authority in its discretion to:

  (a)
  determine from time to time whether a person is an Eligible Employee as of any Grant Date;

  (b)
  determine the Option Price;

  (c)
  determine the number of shares of Common Stock available as of any Grant Date or subject to each Option;

  (d)
  determine any Grant Date, Exercise Date and Option Period, and provide for all aspects of payroll deduction, suspension or withdrawal;

  (e)
  determine, subject to the Plan, the time or times and the manner when each Option shall be exercisable and the duration of the Option Period;

  (f)
  provide for the acceleration of the right to exercise an Option (or portion thereof);

  (g)
  prescribe additional terms, conditions and restrictions in the Agreement and to provide for the forms of Agreement to be utilized in connection with this Plan;

  (h)
  determine whether a Participant has incurred a Disability;

  (i)
  determine what securities laws requirements are applicable to the Plan, Options, and the issuance of shares of Common Stock hereunder and request of a Participant that appropriate action be taken;

  (j)
  cancel, with the consent of the holder or as otherwise provided in the Plan or an Agreement, outstanding Options;

  (k)
  require as a condition of the exercise of an Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or Subsidiary to obtain a deduction and as may be otherwise required by law;

  (l)
  determine whether and for what reason an individual has incurred a Termination of Employment or an authorized leave of absence;

  (m)
  treat all or any portion of any period during which a Participant is on an approved leave of absence as a period of employment for purposes of accrual of his rights under an Option;

  (n)
  determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

4

  (o)
  determine the restrictions or limitations on the transfer of Common Stock issued upon exercise of an Option;

  (p)
  determine whether an Option is to be adjusted, modified or purchased, or become fully exercisable, under Section 6.3 of the Plan or the terms of an Agreement;

  (q)
  adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan;

  (r)
  appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties;

  (s)
  correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement relating to an Option, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan; and

  (t)
  construe and interpret this Plan, any Agreement, and take all other actions, and make all other determinations and take all other actions deemed necessary or advisable for the administration of this Plan.

        In the absence of the appointment of a Committee, the two or more members of the Board who have served the longest period of time as members of the Board and who are disinterested persons within the meaning of Rule 16b-3 of the Exchange Act shall be the Committee. No member of the Committee, while serving as such, shall be eligible to receive any Option hereunder, although membership on the Committee shall not affect or impair any such member's rights under any Option granted to him at a time when he was not a member of the Committee. A member of the Committee shall not exercise any discretion respecting himself under the Plan.

ARTICLE IV

STOCK PROVISIONS

        4.1    Number of Shares Subject to the Plan.    The stock subject to the Options granted under this Plan shall be the Company's Common Stock. Unless otherwise amended by the Board and approved by the stockholders of the Company to the extent required by law, a maximum number of 600,000 shares of Common Stock of the Company (or such number as may result following any adjustment pursuant to Section 6.3) shall be reserved and available for Options granted under the Plan. The shares issued with respect to Options under the Plan may be authorized and unissued shares, or shares issued and reacquired by the Company.

        4.2    Release of Shares.    If any shares of Common Stock available for subscription are unsubscribed, or if any Option granted hereunder shall be canceled, forfeited, expire or terminate for any reason without having been exercised or realized in full, any shares of Common Stock subject to subscription or subject to such Option shall again be available and may thereafter be granted or otherwise applied under this Plan.

        4.3    Restrictions on Shares.    Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (1) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (2) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any governmental body which the Committee, in its sole discretion, determines to be necessary or advisable, and (3) the tendering to the Company of such documents and/or payments as the Committee may deem necessary, including documents the Committee deems necessary to satisfy any applicable withholding obligation in order for the Company or another entity to obtain a

5

deduction on its federal, state or local tax return with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Company has no obligation to register shares of Common Stock issued pursuant to the Plan. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

        4.4    Stockholder Rights.    No person shall have any rights of a stockholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided in Section 6.3.

        4.5    Stock Valuation.    If and when the value of Common Stock shall be required to be determined, it shall be determined in accordance with the following provisions by the Committee, as applicable:

  (a)
  if the Common Stock is listed on a national securities exchange or on the Nasdaq National Market ("NNM") the closing price of the Common Stock on the relevant date, as reported on the composite tape or by NNM, as the case may be;

  (b)
  if the Common Stock is not listed on a national securities exchange or quoted on NNM, but is traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date, or the most recent preceding day for which such quotations are available; and

  (c)
  if, on the relevant date, the Common Stock is not publicly traded or reported as described in (i) or (ii), on the basis of the good faith determination of the Committee.

        4.6    Custodian.    Shares of Common Stock purchased pursuant to the Plan may be delivered to and held in the custody of such investment or financial firm as shall be appointed by the Committee. The custodian may hold in nominee or street name certificates for shares purchased pursuant to the Plan, and may commingle shares in its custody pursuant to the Plan in a single account without identification as to individual Participants. By appropriate instructions to the custodian on forms to be provided for the purpose, a Participant may from time to time obtain (a) transfer into the Participant's own name or into the name of the Participant and another individual as joint tenants with the right of survivorship of all or part of the whole shares held by the custodian for the Participant's account and delivery of such shares to the Participant; (b) transfer of all or part of the whole shares held for the Participant's account by the custodian to a regular individual brokerage account in the Participant's own name or in the name of the Participant and another individual as joint tenants with the right of survivorship, either with the firm then acting as custodian or with another firm, or (c) sale of all or part of the whole shares held by the custodian for the Participant's account at the market price at the time the order is executed and remittance of the net proceeds of the sale to the Participant. Upon termination of participation in the Plan, and upon receipt of instructions from the Participant, the shares held by the custodian for the account of the Participant will be transferred and delivered to the Participant in accordance with (a) above, transferred to a brokerage account in accordance with (b), or sold in accordance with (c), above.

6

ARTICLE V

ELIGIBILITY; OPTION PROVISIONS

        5.1    Eligibility.    Except as herein provided, the persons who shall be eligible to participate in the Plan as of any Grant Date shall be those persons (and only those persons) who are Eligible Employees of the Company (including a Subsidiary that has adopted the Plan) on a Grant Date. Employees of any entity related to the Company other than a corporation shall not be eligible to participate in the Plan.

        5.2    Grant of Options.    The Committee shall have authority to grant Options under the Plan at any time or from time to time to all Eligible Employees as of a Grant Date. (To the extent an Option is granted to any Eligible Employee of an entity on a relevant date, all Eligible Employees of the entity shall be granted an Option to the extent required by law.) An Option shall entitle the Participant to receive shares of Common Stock at the conclusion of the Option Period, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, including without limitation, payment of the Option Price. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in this Plan and to such other terms and conditions as the Committee may deem appropriate. The grant and exercise of Options hereunder shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. As of any Grant Date, each Eligible Employee shall be granted Options with the same rights and privileges as any other Eligible Employee on that Grant Date, except the amount of the Common Stock which may be purchased by any Participant under any Option may bear a uniform relationship to the total compensation, or the basic or regular rate of compensation, (as determined by the Committee) of all Eligible Employees on that Grant Date, and the Option may establish a maximum amount of Common Stock which may be purchased.

        5.3    Option Period.    Each Agreement shall specify the period for which the Option thereunder is granted, which shall be determined by the Committee. In no event shall the Option Period extend beyond the period permitted under Section 423(b)(7) of the Code.

        5.4    Option Price.    Subject to the limits stated herein, the Option Price per share at which shares of Common Stock may be acquired upon exercise of an Option shall be determined by the Committee. Unless otherwise specified by the Committee, with respect to any Exercise Date, the Option Price shall not be less than the lesser of eighty-five percent (85%) of the Fair Market Value of a share of Common Stock (averaged over such period as the Committee may determine and as permitted by law) on the applicable Grant Date and eighty-five percent (85%) of the Fair Market Value of a share of Common Stock (averaged over such period as the Committee may determine and as permitted by law) on the applicable Exercise Date. The Committee reserves the right to increase the Option Price by the value of any accretion to the amounts credited to an Account if the Participant is credited with such accretion regardless of the method of accounting for such accretion.

        5.5    Contribution Rate.    If an Eligible Employee elects to participate, the Participant shall file an Agreement with the Committee within the time period designated by the Committee. The Committee may provide that the Agreement shall specify a dollar amount determined by the Participant to be deducted each pay period, or the Committee may permit only a specified amount. Such amount when deducted shall be credited to the Account and shall be the Participant's Contribution Rate. Such deductions shall begin as of the first regularly scheduled payroll date on or after the later of the Grant Date and the date specified by the Committee. The Committee may establish minimum and maximum amounts to be contributed and a date by when such Agreement must be filed with the Committee. Notwithstanding the foregoing, in no event may more than $20,000 (or such other amount as may be determined from time to time by the Committee) be deducted from the Participant's compensation (as defined by the Committee) for each Option Period and the maximum number of shares which can be purchased by a Participant during the

7

Option Period shall not exceed such amount divided by eighty-five percent of the Fair Market Value of a share of Common Stock on the applicable Grant Date (as determined under Section 5.4). Such contributions will be held in the general funds of the Company, and no interest shall accrue on any amounts held under this Plan, unless expressly determined by the Committee. If payroll deductions are made by a Subsidiary, that corporation will promptly remit the amount of the deduction to the Company. A Participant's Contribution Rate, once established, shall remain in effect during the Option Period unless the Committee decides, in its sole discretion, to allow Participants to modify their Contribution Rate; provided, however, that contributions shall be suspended or fully discontinued in order to comply with Section 401(k) of the Code or for such other reasons as the Committee in its sole discretion may determine, or if the Participant shall request suspension or discontinuance. If a Participant requests to suspend payroll deductions, the Participant may do so at such times and in such manner as the Committee may permit, and previously deducted amounts shall be retained until the earlier of the Exercise Date and the date the Participant totally discontinues payroll deductions and requests a distribution of the Account. A Participant who has suspended contributions may recommence payroll deductions at such time, if at all, as determined by the Committee. If a Participant requests to totally discontinue payroll deductions, the Participant may do so by providing written notice to the Committee. There shall be paid to the Participant the value of the Participant's Account as soon as administratively possible and the Participant shall not receive any shares as of the Exercise Date.

        5.6    Purchase of Shares.    Subject to Sections 5.7, 5.8, 5.9, 5.10 and 5.11 on each Exercise Date, a Participant who has previously executed an Agreement with respect to a specific Grant Date and made one or more payments described in Section 5.5 shall be deemed to have exercised the Option to the extent of the value of the Account, subject to the limit set forth in Section 5.5 with respect to the Option being exercised, and shall be deemed to have purchased such number of full shares of Common Stock as set forth below, subject to the limits of Sections 423(b)(3) and 423(b)(8) of the Code. The number of shares of Common Stock to be purchased as of any Exercise Date shall be determined by dividing the Account value by the Option Price per share of the Common Stock and the value of the shares so purchased shall be charged to the Account. If the total number of shares to be purchased as of any Exercise Date by all Participants exceeds the number of shares authorized under this Plan or made available by the Committee as to any Exercise Date, a pro rata allocation of the available shares will be made among all Participants authorizing such payroll deductions based on their Account Value on the Exercise Date. The Company shall not be required to issue any fractional share hereunder. Any value remaining in an Account of the Participant shall be returned to the Participant and not applied to purchase Common Stock. Certificates of Common Stock purchased hereunder may be held by the custodian as provided in Section 4.6. Any Common Stock issued to the Participant who is subject to reporting under Section 16 of the Exchange Act must be held for six (6) months to the extent required by law to avoid liability under the Exchange Act. The Committee may amend the Plan or any Agreement or provide in operation for Participants to dispose of shares of Common Stock received upon the Exercise Date on or immediately thereafter (which time may include any period during which the Option is held) to the extent such change would not result in liability under Section 16 of the Exchange Act.

        5.7    Cancellation of Options.    Except as otherwise provided in an Agreement, an Option shall cease to be exercisable and shall be canceled on or after the expiration of the Option Period.

        5.8    Terminated Employees.    Except as otherwise provided by the Committee or in an Agreement, any Participant who incurs a Termination of Employment for any reason, except death, Disability or Retirement, during the Option Period shall cease to be a Participant, the Option shall be null and void on the date of the Termination of Employment without notice to the Participant and the balance of the Account of the Participant shall be distributed to him as soon as administratively possible.

        5.9    Deceased Employees.    If a Participant shall die during an Option Period while an Eligible Employee, no further contributions by deduction from regularly scheduled payments on behalf of the deceased Participant shall be made, except that the Representative may make a single sum payment with

8

respect to the Option at any time on or before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining to the Exercise Date. The Representative may at any time prior to the Exercise Date request a distribution of the Account. If the Representative does not request a distribution, the balance accumulated in the deceased Participant's Account shall be used to purchase shares of the Common Stock on the previously mentioned Exercise Date.

        5.10    Disabled or Retired Employees.    If a Participant incurs a Termination of Employment due to Disability, or if a Participant incurs a Termination of Employment due to Retirement, during an Option Period, no further contributions by deduction from regularly scheduled payments on behalf of the disabled or retired Participant shall be made, except that the Participant may make a single sum payment with respect to the Option at any time on or before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining to the Exercise Date. The Participant may at any time prior to the Exercise Date request a distribution of the Account. If the Participant does not request a distribution of the Account, the balance accumulated in the disabled or retired Participant's Account shall be used to purchase shares of the Common Stock on the previously mentioned Exercise Date.

        5.11    Limitations.    Notwithstanding any other provision of this Plan, in no event may a Participant (i) purchase under the Plan during a calendar year Common Stock having a fair market value (determined at Grant Date) of more than $25,000 or (ii) receive any rights to purchase stock hereunder if he or she beneficially owns, immediately after such receipt, five percent (5%) or more of the total voting power or value of all classes of stock of the Company.

        5.12    Nonassignability.    Neither the Option nor the Account shall be assigned, transferred (except as herein provided), pledged, or hypothecated in any way (whether by operation of law or otherwise), other than by will or the laws of descent and distribution or pursuant to a domestic relations order which would be a qualified domestic relations order as defined in the Code or ERISA (if the Plan were described in the relevant Sections) but only to the extent consistent with Section 423 of the Code. Except as provided herein, the Option is exercisable during a Participant's lifetime only by the Participant or the appointed guardian or legal representative of the Participant, and neither the Option nor the Account shall be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option or the Account shall be null and void and without effect. The Company shall have the right to terminate the Option or the Account in the event of any such assignment, transfer, pledge, hypothecation, other disposition of the Option or the Account, or levy of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option; provided, however, that termination of the Option hereunder shall not prejudice any rights or remedies which the Company may have under an Agreement or otherwise.

ARTICLE VI

GENERAL PROVISIONS APPLICABLE TO THE PLAN

        6.1    Termination of Plan.    To the extent required by law, this Plan shall terminate on the last day of the fifteen (15) year period commencing with the effective date or at such earlier time as the Board may determine, and no Options shall be granted under the Plan after that date. Any Options outstanding under the Plan at the time of its termination shall remain in effect until they shall have been exercised, expired or otherwise canceled, settled or terminated as provided herein or in an Agreement, and such outstanding Options shall not be affected by such termination of the Plan. The provisions of the Plan in respect to the full and final authority of the Committee under the Plan, other than the authority to grant Options, and in

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respect of a Participant's obligations respecting shares of Common Stock received pursuant to the exercise of an Option shall continue notwithstanding the termination of the Plan.

        6.2    Investment Representation.    In the event the disposition of Common Stock acquired upon the exercise of any Option is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, the Common Stock so acquired shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and each Agreement shall contain a requirement that, upon demand by the Company for such representation, the individual exercising an Option shall state in writing, as a condition precedent to each exercise of the Option, in whole or in part, that the Common Stock acquired by such exercise is acquired for investment purposes only and not for resale or with a view to distribution. The Committee may set forth in an Agreement such other terms and conditions relating to the registration or qualification of the Common Stock under federal or state securities laws as it desires, including, in its discretion, the imposition of an obligation on the Company to cause the Common Stock issued to a Participant to be registered under the Securities Act.

        6.3    Effect of Certain Changes.

          (a)   Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (as measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Committee may adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

          (b)   Change in Control. If there is a Change in Control of the Company (as defined herein) or the Committee reasonably anticipates that a Change in Control is likely to occur, then (1) the Committee may cause each Option to be immediately exercised; (2) the Committee may provide that any Option exercisable on the date of any such Change in Control may be purchased by the Company in an amount equal to the excess, if any, of the aggregate fair market value per share of Common Stock subject to the Option (or portion thereof) over the aggregate Option Price of the shares subject to the Option (or portion thereof) which the Committee determines to purchase; or (3) the Company may provide for any combination of (1) and (2) above. For purposes of this Section 6.3(b), the aggregate fair market value per share of Common Stock subject to the Option that the Committee determines to purchase shall be determined by the Committee by reference to the cash or fair market value, determined by the Committee, of the securities, property or other consideration receivable pursuant to the Change in Control described in this Section 6.3(b). The aggregate Option Price of the Common Stock shall be determined by multiplying the number of such shares by the Option Price. If the event of a Change in Control described in Section 6(c)(iii), and if the Option is unexercised and the Committee does not exercise its discretion hereunder to purchase the Option, then the Option shall be regarded as the right to receive the securities, property, cash or other consideration receivable by stockholders of the Company immediately prior to the Change in Control described in Section 6(c)(iii). The provisions of this Section 6.3(b) shall be construed consistently with the terms or conditions of any regulation or ruling respecting the status of Options under Section 423 of the Code and the receipt of cash or other consideration coincident with the cancellation of such Options, and in

10

  order to provide the Participant the economic benefit of the Option without incurring liability under Section 16(b) of the Exchange Act.

          (c)   "Change in Control" shall be deemed to have occurred on the first to occur of any of the following events:

            (i)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control of the Company: (1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless such convertible securities were acquired directly from the Company), (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A) and (B) of subsection (iii) of this Section are satisfied; or

            (ii)   Individuals who, as of the effective date of this Plan, constitute the Board of Directors of the Company (the "Incumbent Board of the Company") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was recommended or approved by a vote of at least a majority of the directors then comprising the Incumbent Board of the Company shall be considered as though such individual were a member of the Incumbent Board of the Company, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as contemplated by Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

            (iii)  The consummation by the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board of Directors of the Company at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

            (iv)  The consummation by the Company of the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, (A) more than fifty percent (50%) of, respectively, the

11

    then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of such corporation were members of the Board of Directors of the Company at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

          (d)   The Committee may, in its discretion, grant to the Participant, in exchange for the surrender and cancellation of the Option, a new Option on such terms and conditions as may be determined by the Committee in accordance with the Plan.

        6.4    Withholding.    Notwithstanding any other provision hereof, as a condition of delivery or transfer of shares of Common Stock, the Committee in its sole discretion may require the Participant to pay to the Company, or the Committee may at its election withhold from any wages, salary, or stock to be issued to a Participant pursuant to the exercise of an Option, or other payment due to the Participant, an amount sufficient to satisfy all present or estimated future federal, state and local withholding tax requirements related thereto. The Participant may satisfy any requirement under the Plan or an Agreement with respect to the Company's federal, state or local tax withholding obligation by requesting that the Committee withhold and not transfer or issue shares of Common Stock with a Fair Market Value equal to such withholding obligation, otherwise issuable or transferable to him pursuant to the exercise of that portion of the Option. An Agreement may provide for shares of Common Stock to be delivered or withheld having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the Participant's maximum marginal tax rate. Any right or election of the Participant under this Section 6.4 shall be subject to the approval of the Committee and shall be in compliance with Section 16 of the Exchange Act. The amount of required withholding shall, at the election of the Participant, be at a specified rate not less than the statutory minimum federal and state withholding rate and not greater than the maximum federal, state and local marginal tax rate applicable to the Participant and to the particular option exercise transaction.

        6.5    No Company Obligation.    The Company shall have no duty or obligation to affirmatively disclose to a record or beneficial holder of an Option, and such holder shall have no right to be advised of, any material information regarding the Company at any time prior to, upon or in connection with the exercise of an Option.

        6.6    Committee Discretion.    The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Option (including the repurchase of any unexercised Options which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article VI shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine.

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ARTICLE VII

MISCELLANEOUS

        7.1    Indemnification of the Board and Committee.    In addition to such other rights of indemnification as they may have and to the extent permitted by law, the Company shall indemnify, defend and hold harmless the Board, the Committee, the members of the Committee, the officers of the Company, and any agent or representative selected by the Board or Committee (collectively "indemnified party") against the reasonable expenses, including, without limitation, attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or any threat thereof, or in connection with any appeal therein, to which they or any of them may be a party by reason of any act or omission in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such indemnified party is liable for gross negligence or gross misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding the indemnified party may in writing elect to defend the same at its sole expense, and if such election is made, the Company shall have no further liability or obligations to the indemnified party under this Section. The provisions of this Section 7.1 shall in no way limit any other obligation or arrangements the Company may have with regard to indemnifying an indemnified party.

        7.2    Mitigation of Excise Tax.    Subject to any agreement with a Participant, if any payment or right accruing to a Participant under this Plan (without the application of this Section 7.2), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination will be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The provisions of this Section 7.2 shall apply with respect to any Participant only if, after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and other federal income tax imposed by the Code, the Total Payments accruing to such Participant would be less than the amount of the Total Payments as reduced (i) if applicable, pursuant to the provisions of this Section 7.2 and any similar provisions under any other plans of the Company or any Affiliate to mitigate the applicable federal excise tax, and (ii) by federal income taxes (other than such excise tax).

        7.3    Interpretation.    Whenever necessary or appropriate in this Plan and where the context so requires, the singular term and the related pronouns shall include the plural and the masculine and feminine gender.

        7.4    Governing Law.    The Plan and any Agreement shall be governed by the laws of the State of Delaware (other than its laws respecting choice of law).

        7.5    Limitations on Liability.    No liability whatever shall attach to or be incurred by any past, present or future stockholders, officers or directors, merely as such, of the Company under or by reason of any of the terms, conditions or agreements contained in this Plan, in an Agreement or implied from either thereof, and any and all liabilities of, and any and all rights and claims against the Company, or any shareholder, officer or director, merely as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan or to an Agreement, are hereby expressly

13

waived and released by every Participant as a part of the consideration for any benefits provided by the Company under this Plan. A person who shall claim a right or benefit under this Plan shall be entitled only to claim against the Company for such benefit.

        7.6    Validity.    If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

        7.7    Assignment.    This Plan shall inure to the benefit of and be binding upon the parties hereof and their respective successors and permitted assigns.

        7.8    Captions.    The captions and headings to this Plan are for convenience of reference only and in no way define, limit or describe the scope or the intent of this Plan or any part hereof, nor in any way affect this Plan or any part hereof.

        7.9    Amendments.    The Board of Directors may at any time amend, waive, discharge or terminate the Plan even with prejudice to a Participant. The Board or the Committee may amend, waive, discharge, terminate, modify, extend, replace or renew an outstanding Option Agreement even with prejudice to a Participant; provided such a change does not cause the Plan to fail to be a plan as described in Section 423 of the Code.

        7.10    Entire Agreement.    This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

        7.11    Rights with Respect to Continuance of Employment.    Nothing contained herein or in an Agreement shall be deemed to alter the at-will employment relationship between the Company or a Subsidiary and a Participant. Nothing contained herein or in an Agreement shall be construed to constitute a contract of employment between the Company or a Subsidiary and a Participant. The Company or, as applicable, the Subsidiary and the Participant each continue to have the right to terminate the employment relationship at any time for any reason. The company or Subsidiary shall have no obligation to retain the Participant in its employ as a result of this Plan. There shall be no inference as to the length of employment hereby, and the Company or Subsidiary reserves the same rights to terminate the Participant's employment as existed prior to the individual becoming a Participant in this Plan.

        7.12    Options for Shares in Substitution for Stock Options Granted by Other Corporations.    Options may be granted under the Plan from time to time in substitution for stock options or stock appreciation rights held by employees, directors or service providers of other corporations who are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the Options in substitution for which they are granted.

        7.13    Procedure for Adoption.    Any Subsidiary of the Company may by resolution of such Subsidiary's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution. The Board shall have the power to make such designation before or after the Plan is approved by stockholders.

        7.14    Procedure for Withdrawal.    Any Subsidiary which has adopted the Plan may, by resolution of the board of directors of such Subsidiary, with the consent of the Board of Directors and subject to such

14

conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan; provided such termination of adoption does not cause the Plan to fail to be a plan described in Section 423 of the Code.

        7.15    Expenses.    Expenses of the Plan, including the fees or expenses incurred by the transfer agent in connection with the transfer of Common Stock and brokerage fees or expenses incurred in connection with the acquisition of Common Stock in connection with the Plan or transfer to the Participant, shall be paid by the Company. Any expense or fee associated with the Common Stock, including, for example, fees or commissions in connection with the disposition of shares or the withdrawal of such shares from the custodian, shall be borne by the Participant.

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C/O AMERICAN STOCK TRANSFER 6201 15TH AVENUE BROOKLYN, NY 11219

ANNUAL MEETING OF STOCKHOLDERS OF

NOVAMED, INC.

May 21, 2008

Proxy Voting Instructions

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to NovaMed, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by NovaMed, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NOVMD1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

NOVAMED, INC.
Vote on Directors
The Board of Directors recommends a vote FOR the
	listed nominees:		For	Withhold	For All	To withhold authority to vote for any individual
	1.	Election of Class III Directors.	All	All	Except	nominee(s), mark “For All Except” and write the
		Nominees:				number(s) of the nominee(s) on the line below.
01) Scott H. Kirk
		02) Steven V. Napolitano	☐	☐	☐

Vote on Proposal

The Board of Directors recommends a vote FOR Proposal 2							For	Against	Abstain

2.		Proposal to amend the 1999 Stock Purchase Plan.					☐	☐	☐

3.

Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

NOTE:

Please date this Proxy and sign it exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing  as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS HEREON, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Please Detach and Mail in the Envelope Provided

NOVAMED, INC.

980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Thomas S. Hall and Scott T. Macomber and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of NovaMed, Inc. to be held at The Drake Hotel, 140 East Walton Place, Chicago, Illinois 60611, on Wednesday, May 21, 2008 at 2:00 p.m., Chicago time, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR APPROVAL OF PROPOSAL 2 AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse)

QuickLinks

April 22, 2008
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2008
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
NOMINEES
OTHER DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Compensation Committee Report
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested
Potential Payments Upon Termination or Change in Control
Director Compensation
Equity Compensation Plan Information
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
AUDITOR FEES
PROPOSAL 2 APPROVAL OF AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED 1999 STOCK PURCHASE PLAN
Stock Purchase Plan
MISCELLANEOUS AND OTHER MATTERS
  APPENDIX A
NOVAMED, INC.
AMENDED AND RESTATED 1999 STOCK PURCHASE PLAN
(Original Plan adopted effective May 24, 1999)
(Amended and Restated Plan adopted effective August 1, 1999)
ARTICLE I
ESTABLISHMENT AND PURPOSE
ARTICLE II
DEFINITIONS
ARTICLE III
ADMINISTRATION
ARTICLE IV
STOCK PROVISIONS
ARTICLE V
ELIGIBILITY; OPTION PROVISIONS
ARTICLE VI
GENERAL PROVISIONS APPLICABLE TO THE PLAN
ARTICLE VII
MISCELLANEOUS